                                                                    EXHIBIT 10.5


                           REAL ESTATE CENTRAL, INC.

                MARKETERS OF BUSINESS AND INVESTMENT PROPERTIES
                               ONE CENTRAL PLAZA
                             113000 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                                  301-770-7500

                                LEASE AGREEMENT

      THIS AGREEMENT OF LEASE made this 15th day of October, 1976, by and between Mach I - Research Associates, or successor in title (hereinafter called "Lessor"), and Icarus Corporation whose principal place office will be located Rockville, Maryland (hereinafter called "Lessee").

WITNESSETH:

      1. Lessor, for and in consideration of the rents, covenants, agreements and conditions herein contained on the part of Lessee to be paid, kept, observed and performed, does hereby lease to Lessee, and Lessee does hereby lease from Lessor, subject to the terms and conditions of this lease, the space (hereinafter referred to as the "demised premises") in the office building (hereinafter referred to as the "building") located at 11300 Rockville Pike, Rockville, Maryland 20852. Lessor reserves the right to change the name of the building, at any time or from time to time, without notice to, or the consent of, the Lessee. The demised premises are outlined in red on the floor plan attached hereto and made part hereof as Exhibit "A", and contain approximately seven thousand one hundred sixty seven (7167) gross square feet. The floor plan attached as Exhibit "A" sets forth only the general layout and proposed manner of development of the demised premises and it is not and shall not be deemed to be a warranty, representation, agreement or undertaking on the part of Lessor that any prospective or existing tenant designated thereon shall actually become or remain, as the case may be, a


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tenant of the building. Lessor may from time to time change or alter the size, configuration, partitions or office designations of all or any of the offices or stores in the commercial area of the building, if any, without the consent of, or notice to, Lessee.

      2. Subject to the provisions of this Lease, the term of this Lease shall commence on January 1, 1977 (hereinafter referred to as the "date of commencement") and shall expire at midnight on the last day of the month which completes -63- months (hereinafter referred to as the "expiration date") after the date of commencement.

      3. Lessee covenants and agrees to pay to Lessor, throughout the term of this lease, the Minimum Annual Rent provided in subparagraphs 3(a) and 3(b). All rent payable by Lessee shall be paid to Lessor, without notice or demand and without deduction, abatement or set off of any kind, at the office of Real Estate Central, Inc. ("Agent"), its successor or assigns, presently located at 11300 Rockville Pike, Rockville, Maryland 20852, or at such other place or to such other person, firm or corporation as Lessor may, from time to time, designate in writing.

      (a)   A Minimum Annual Rental of fifty four thousand four hundred eight
and 00/100 - - - - - - - - - - - - - - - - - - Dollars ($54,408.00     ), shall
be payable in twelve (12) equal monthly installments of four thousand five hundred thirty four and 00/100 - - - - - - - - - - - - - Dollars ($4,534,00
) with the first monthly installment, per above stated amount, to be due and payable on April 1, 1977 and each subsequent monthly installment to be due and payable on the first day of each and every month thereafter during the term of this lease, subject to adjustment as hereinafter set forth in subparagraph 3(a), 43 and 3(b). If the date of commencement of the term hereof is a date other than the first day of a month, rent (including


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all additional rents payable pursuant to the terms of this lease) for the period commencing with and including the date of commencement of the term hereof until the first day of the following month shall be pro-rated on the basis of the actual number of days in such period and shall be paid on the date of commencement of the term hereof.*, per above stated amount,

      (b) Commencing on the first day of the second lease year, and continuing thereafter on the first day of each succeeding lease year during the term of this lease, the Minimum Annual Rental payable pursuant to subparagraph 3(a) shall be adjusted to reflect changes in the cost of living, if any, in the manner hereinafter set forth: The Minimum Annual Rental payable for the second lease year shall be increased to an amount which equals the product of (i) The Minimum Annual Rental payable during the first lease year, multiplied by (ii) a fraction, the numerator of which is the CPI for the Adjustment Month and the denominator of which is the CPI for the Base Month. The Minimum Annual Rental payable for each subsequent lease year shall be increased to an amount which equals the product of (i) the Minimum Annual Rental payable during the immediately preceding lease year, multiplied by (ii) a fraction, the numerator of which is the CPI for the Adjustment Month and the denominator of which is the CPI for the Base Month.

                  (i) "CPI" shall be the Consumer Price Index for the Urban Wage Earners and Clerical Workers, All Items (Base 1967=100), Washington, D.C., as published by the Bureau of Labor Statistics, U.S. Department of Labor. If such index shall be discontinued with no successor or comparable successor index, then Lessor shall have the right to substitute another similar index, generally recognized as authoritative, by reconciling the base thereof with



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the base of the CPI.

                  (ii) The "first lease year" shall be the period commencing on the date of commencement and terminating on the first anniversary of the date of commencement. The "second lease year" shall be the period commencing on the first anniversary of the date of commencement and terminating on the second anniversary of the date of commencement. Each subsequent lease year during the term hereof shall commence on the day immediately following the last day of the preceding lease year and shall terminate on the next succeding anniversary of the date of commencement, except that the last lease year during the term hereof shall terminate on the expiration date or on the date this lease otherwise terminates.

                  (iii) The "Base Month" shall be the calendar month of issuance of the CPI nearest to the month of January of the calendar year immediately preceding the calendar year during which a rent adjustment is to be made pursuant to subparagraph 3(b).

                  (iv) The "Adjustment Month" shall be the calendar month of issuance of the CPI nearest to the month of January of the calendar year during which a rent adjustment is to be made pursuant to subparagraph 3(b).

                  (v) The foregoing provisions shall in no way act to reduce the Minimum Annual Rental for a lease year below the Minimum Annual Rental for the immediately preceding lease year.

            (c) Wherever it is provided in this lease that Lessee is required to make any payment to Lessor, such payment shall be deemed to be additional rent and all remedies applicable to the non-payment of rent shall be applicable thereto.



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      4.(a)       Lessee shall, throughout the term of this lease, pay to
Lessor, as additional rent which shall not be deducted from the Minimum Annual Rent, Lessee's pro-rata share of the amount by which (i) the Real Estate Taxes for the then current real estate tax year, exceed (ii) the Real Estate Taxes for the Base Year, whether such excess results from a higher tax rate, an increase in assessed valuation, the imposition of special assessments or otherwise, except that Lessee shall not be liable for any excess attributable to an increase in the tax assessment resulting from an expansion, renovation or redesign of the building by Lessor. Lessee's pro-rata share shall be -2.9-% of such excess. Lessee shall pay, in full, its share of such excess, if any, to Lessor within thirty (30) days after Lessor has rendered a bill therefor (accompanied by a statement showing the computation of Lessee's share thereof).

            (b) For the purposes of this Paragraph: (i) the term "Real Estate Taxes" means the total of all taxes and assessments, general and special, ordinary or extraordinary, foreseen or unforeseen, including assessments for public improvements and betterments, assessed, levied or imposed with respect to the land and the building and other improvements located on the land, except that if at any time during the term of this lease, a tax or excise on rents or other tax, however described, is levied or assessed against Lessor or the land and building on account of or measured by, in whole or in part, the Minimum Annual Rent payable under this lease, as a substitute for or addition to, in whole or in part, the Real Estate Taxes, such tax or excise on rents or other tax shall be deemed to be Real Estate Taxes; (ii) the term "Base Year" shall mean the real estate tax year in which the date of commencement of the lease occurs; and (iii) the term "real estate tax year" shall mean the fiscal year of the taxing authority in which the building is first fully assessed as a completed structure and each corresponding twelve-month period


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thereafter, irrespective of the period or periods which may from time to time in the future be established by competent authority for the purpose of levying or imposing Real Estate Taxes.

            (c) Reasonable expenses incurred by Lessor in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Lessor shall nevertheless be included for purposes of computing Lessee's liability under the subparagraph 4(a), but if Lessee shall have paid any amount of additional rent pursuant to his Paragraph and Lessor shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Lessor shall pay to Lessees its pro-rata share of such refund. Lessor shall have no obligation to contest, object to or litigate the levy or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Real Estate Taxes without the consent or approval of Lessee.

            (d) If the expiration date of this lease shall not coincide with the end of a real estate tax year, then in computing the amount payable under this Paragraph for the period between the commencement of the real estate tax year within which this lease terminates and the expiration date, the Real Estate Taxes for the Base Year shall be deducted from the Real Estate Taxes for the last full real estate tax year ending prior to the expiration date and, if there shall be a difference, such difference, pro-rated on a daily basis, shall be payable by Lessee to Lessor. Lessee's obligation under this subsection shall survive the expiration of the term of this lease.

            (e) In the event any governmental authority includes in the tax base upon which the Real Estate Taxes are levied or assessed the value of any improvements made by


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Lessee, or of any machinery, equipment, fixtures, inventory or other personal property as assets of Lessee, then Lessee shall pay the entire portion of the Real Estate Taxes attributable to or based upon such items in addition to the portion of any increases in the Real Estate Taxes payable by Lessee as otherwise provided in this Paragraph.

      5.(a)       Lessee shall use and occupy the demised premises for
the following purposes only, and for no other purpose: engineering, consulting, computer services and general offices.

            (b) Lessee shall use and occupy the demised premises solely for the conduct of a business under the trade name Icarus Corporation, which trade name shall be used by Lessee throughout the entire term of this lease. Lessee shall not use, trade under or advertise itself under any other name, style or designation. Such trade name shall not be changed without Lessor's prior written notification, and shall be in keeping with a first class office building.

      6. Lessee shall, at its own expense, comply (and Lessee shall not permit a failure in compliance on the demised premises) with all laws, orders, ordinances and regulations of federal, state, county and municipal authorities and with directions of public officers thereunder, and notices from Lessor's mortgagee and any ground lessor, respecting all matters of occupancy, condition or maintenance of the demised premises and the recording of this lease, whether such orders or directions shall be directed to Lessee or Lessor, and Lessee shall hold Lessor harmless from any cost or expenses on account thereof.

      7. Lessee will not use or permit the demised premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than hereinbefore specified, and will not manufacture any commodity therein without the prior written


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consent of Lessor.

      8. Lessee agrees to keep demised premises and the fixtures therein clean and in good order and repair and will, at the expiration or other termination of the term hereof, surrender and deliver up the same broom clean and in like good order and repair, as the same now is or shall be at the date of commencement, ordinary wear and tear, and damage by the elements excepted.

      9.    (a)   Neither Lessee, nor its successors or assigns, shall
transfer, assign, mortgage or encumber this lease by operation of law or otherwise, or sublet or permit the demised premises, or any part thereof to be used by others, including concessionaires or licensees or Lessee, without the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld, or for a use other than the use specified in paragraph 5(a). Any attempted transfer, assignment, subletting, mortgaging or encumbering of this lease in violation of the foregoing sentence shall be void and confer no rights upon any third person. No permitted assignment or subletting shall relieve Lessee of any of its obligations under this lease. If Lessor consents to any such transfer, assignment or subletting, the same shall not be effective unless and until (i) Lessee gives written notice thereof to lessor, and (ii) such transferee, assignee or sublessee shall deliver to Lessor
(A) a written agreement in form and substance satisfactory to Lessor (A) a written agreement in form and substance satisfactory to Lessor pursuant to which such transferee, assignee or sublessee assumes all of the obligations and liabilities of Lessee hereunder, and (B) a certified copy of the assignment agreement or sublease.


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            (b)   If, without such prior written consent, this lease is
transferred or assigned by Lessee, or if the demised premises, or any part thereof, are sublet or occupied by anybody other than Lessee, whether as a result of any act or omission by Lessee, or by operation of law or otherwise, Lessor, whether before or after the occurrence of an event of default, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this lease or pursuant to law to which Lessor may be entitled as a result thereof, collect rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such transfer, assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this subparagraph or the acceptance of the transferee, assignee, subtenant, or occupant as Lessee, or a release of Lessee from the further performance by Lessee of its obligations under this lease.

            (c) Neither the consent by Lessor to any transfer, assignment or subletting nor the references in any provision of this lease or in any rules and regulations to concessionaires and licensees shall in anywise be construed to relieve Lessee from obtaining, in each instance, the express consent in writing of Lessor to any further transfer, assignment or subletting or to the granting of any concession or license for the use of any part of the demised premises.


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      10.   (a)   Lessee, at Lessee's sole cost and expense, shall obtain and maintain in effect at all times during the term of this lease, policies providing the following insurance coverages:

            (1) A policy of insurance covering Lessee's fixtures and equipment installed and located on the demised premises, and covering all of the contents in the demised premises, in an amount not less than 80% of the full replacement cost of said items, insuring against any and all perils included within the classification "fire and extended coverage" under insurance industry practice in the State of Maryland, together with insurance against vandalism, malicious mischief, theft and sprinkler damage.

            (2) A policy of plate glass insurance, or personal liability in lieu thereof, insuring against all risks, in amounts satisfactory to Lessor, covering the full cost of repairing and/or restoring all of the plate glass in, at or about the demised premises, for damage caused by Lessee, its employees, agents or invitees.

            (3) A policy of comprehensive public liability insurance, naming Lessor and any mortgagee of the building as additional insureds, protecting Lessor, Lessee and any such mortgagee against any liability for bodily injury, death or property damage occurring upon, in or about any part of the building, the demised premises or any appurtenances thereto, or arising from any of the items set forth in subparagraph 10(d) against which Lessee is required to indemnify Lessor, with such policies to afford protection to the limit of not less than $300,000 with respect to bodily injury or death to any one person, to the limit of not less than $500,000.00 with respect to any one accident, and to the limit of not less than $100,000.00 with respect to damage to the


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      property of any one owner.

            (b) All insurance policies required to be procured by Lessee under this lease (i) shall be issued by responsible insurance companies licensed to do business in the State of Maryland and satisfactory to Lessor;
(ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Lessor may carry; and (iii) in the case of the policy referred to in subparagraph 10(a)(1), shall contain an express waiver of any right of subrogation by the insurance company against Lessor. Neither the insurance of any insurance policy required under this lease, nor the minimum limits specified herein with respect to Lessee's insurance coverage, shall be deemed to limit or restrict in any way Lessee's liability arising under or out of this lease. With respect to each and every one of the insurance policies required to be procured by Lessee under this Paragraph, on or before the date of commencement of the term hereof, and at least 30 days before the expiration of the expiring policies or certificates previously furnished, Lessee shall deliver to Lessor certificates of insurance for, certified copies of, or duplicate originals of, each such policy or renewal thereof, as the case may be, together with evidence of payment of all applicable premiums. Each and every insurance policy required to be carried hereunder by or on behalf of Lessee shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be cancelled unless Lessor shall have received 10 days' prior written notice of cancellation.

            (c) Lessee shall not do or permit to be done any act or thing upon the demised premises that will invalidate or be in conflict with fire insurance policies covering the building or any part thereof, or fixtures and property therein, or any other insurance policies or coverage


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referred to in this Paragraph, and shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters having jurisdiction, or any other similar body, in the case of such fire insurance policies, and the applicable insurance rating bureau or similar body in the case of all other such insurance policies, and shall not do, or permit anything to be done, in or upon the demised premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the building or on any property located therein, or increase the rate or rates of any other insurance referred to hereinabove. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, the fire insurance rate, or the rate or rates of any other insurance coverage referred to in this Paragraph, shall at any time be higher than it otherwise would be, and if Lessor at such time, is obligated to obtain and maintain in effect any such insurance coverage, then Lessee shall reimburse Lessor on demand, as additional rent, for that part of all premiums for any insurance coverage that shall have been charged because of such violation by Lessee and which Lessor shall have paid on account of an increase in the rate or rates in its own policies of insurance. In any action or proceeding wherein Lessor and Lessee are parties, a schedule or "makeup" of rates for the building or demised premises issued by the Fire Insurance Exchange having jurisdiction, or other body establishing fire insurance rates for the demised premises, in the case of the aforesaid fire insurance policies, and the respective body or bureau establishing rates in the case of all of the other aforesaid insurance policies, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate and other insurance rates then applicable to the demised premises.

            (d) Lessee hereby agrees to indemnify and hold harmless Lessor from and against any and all claims, other than those caused by negligence of Lessor that (i) arise from


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or are in connection with the possession, use, occupation, management, repair, maintenance or control of the demised premises, or any portion thereof, or (ii) arise from or are in connection with any act or omission of Lessee or Lessee's agents, employees or invitees, or (iii) result from any default, breach, violation or nonperformance of this lease or any provision herein by Lessee, or
(iv) result in injury or death to persons or damage to property sustained in or about the demised premises. Lessee shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against Lessor with respect to the foregoing or in which Lessor may be impleaded. Lessee shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against Lessor in connection with the foregoing. It is agreed, however, that Lessee shall not be liable hereunder for damage compensation when any such compensation is covered by a valid and collectable insurance policy.

      11. Lessee will not make any alterations, installations, changes, replacements, additions, or improvements, structural or otherwise, in or to the demised premises or any part thereof, without the prior written consent of Lessor.

      It is distinctly understood that all alterations, installations, changes, replacements, additions to or improvements upon the demised premises (whether or without Lessor's consent) shall at the election of Lessor remain upon the demised premises and be surrendered with the demised premises at the expiration of this lease without disturbance, molestation or injury. Should Lessor elect that alterations, installations, changes, replacements, additions to or improvements upon demised premises be removed, upon termination of this lease or upon termination of any renewal period hereof, Lessee hereby agrees to cause same to be removed at Lessee's sole cost and expense and deliver up the demised premises in accordance with the


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standard set forth in Paragraph 8 hereof; and should Lessee fail to remove and restore the same, then and in such event, Lessor shall cause same to be removed at Lessee's expense and Lessee hereby agrees to reimburse Lessor for the cost of such removal and restoration together with any and all damages which Lessor may suffer and sustain by reason of failure of Lessee to remove and restore the same.

      12. Lessee agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of demised premises or building, except on the directories and doors of office, and then only in such size, color and style as Lessor shall approve, that Lessor shall have the right to prohibit any such advertisement of any Lessee which in the Lessor's opinion tends to impair the reputation of the building or its desirability as a building for offices or for financial, insurance or other institutions and businesses of like nature, and upon written notice from the Lessor, Lessee shall refrain from and discontinue such advertisement. Lessor shall have the right to prescribe the weight and method of installation and position of safes or other heavy fixtures or equipment, and all damages done to the building by taking in or removing safe or any other articles of Lessee's office equipment, or due to its being in the demised premises, shall be repaired at the expense of Lessee. No freight, furniture or other bulky matter of any description will be received into the building or carried in the elevators, except as approved by Lessor. All moving of furniture, material and equipment shall be under the direct control and supervision of Lessor, who shall, however, not be responsible for any damage to or charges for moving same. Lessee agrees promptly to remove from the public area adjacent to said building any of Lessee's merchandise there delivered or deposited.



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      13.   Lessee will not install or operate in the demised premises any electrically operated equipment or other machinery, other than type-writers or adding machines, and such other electrically operated office machinery and equipment normally used in modern offices, which may include computer terminal equipment which units do not require other than normal utility and/or electricity service, without first obtaining the prior consent in writing of Lessor, which consent shall not be unreasonably withheld, who may condition such consent upon the payment by Lessee of additional rent in compensation for such excess consumption of water and/or electricity or wiring as may be occasioned by the operation of said equipment or machinery; nor shall Lessee install any other equipment whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or the electrical system of the demised premises without the prior written consent of Lessor.

      14. Lessee further agrees that it will allow Lessor, its agent or employees, to enter the demised premises at all times to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs as Lessor may deem necessary, or to exhibit the same to prospective tenants during the last three (3) months of the term of this lease.

      15. Lessee covenants that the following rules and regulations, and such other and further rules and regulations as Lessor may, from time to time, make and which in Lessor's judgment are needful for the general well being, safety, care and cleanliness of the demised premises and the building of which they are a part together with their appurtenances, shall be faithfully kept, observed and performed by Lessee, and by its agents, servants, employees and


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guests unless waived in writing by Lessor.

            (a) Sidewalks, entries, passages, elevators and staircases and other parts of the building which are not occupied by Lessee shall not be obstructed or used for any other purpose than ingress or egress.

            (b) Lessee shall not install or permit the installation of any awnings, shades, draperies, blinds and the like other than those approved by lessor in writing. Venetian blinds are to be kept in a down position.

            (c) No additional locks shall be placed upon any doors of demised premises without the prior written consent of Lessor; and doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress.

            (d) Lessee shall not construct, maintain, use or operate within said demised premises or elsewhere in the building of which demised premises form a part or on the outside of the building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system unless Lessee shall have first obtained the prior written consent of Lessor, except that this restriction shall not apply to radios, television sets, or dictating machines, but there shall be no exterior antennae.

      16. All injury to the demised premises or the building of which they are a part, caused by moving property of Lessee into, in or out of, said building and all breakage done by Lessee, or the agents, servants, employees and visitors of Lessee, shall fail so to do, then Lessor shall have the right to make such necessary repairs, alterations and replacements, structural, non-structural or otherwise and any charge or cost so incurred by Lessor shall be paid by Lessee as additional rent, payable with the installment of rent next becoming due or thereafter falling due


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under terms of the lease. This provision shall be construed as an additional remedy granted to Lessor and not in limitation of any rights and remedies which Lessor has or may have in said circumstances.

      17. Lessor shall not be liable to Lessee, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers for any damage, compensation or claim arising from the necessity of repairing any portion of the building, the interruption in the use of the demised premises, accident or damage resulting from the use or operation (by Lessor, Lessee, or any other person or persons whatsoever) of elevators, or heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this lease by reason of the destruction of the demised premises, or from any fire, robbery, theft, and/or any other casualty, or from any leakage in any part or portion of the demised premises or the building, or from water, rain or snow that may leak into, or flow from, any part of the demised premises or the building, or from drains, pipes or plumbing work in the building, or from any other cause whatsoever, unless such damage is proximately caused by Lessor's negligence. The Lessee covenants to save the Lessor harmless and indemnified from any loss, cost, expense or liability incurred or claimed by reason of neglect or use of the demised premises and the building of Lessee, its employees, agents, business invitees, licensees, customers, clients, family members, guests or trespassers. Lessee shall give Lessor prompt notice of any accident to or defect in the pipes, heating or air conditioning apparatus, or electric wires or system in order that the same may be remedied by Lessor, subject, however, to the provisions of Paragraph 8, 11 and 14 hereof.



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      18.   All personal property of the Lessee in the demised premises or in the building shall be at the sole risk of the Lessee. Lessor assumes no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in demised premises nor for any loss or damage of whatsoever kind or by whomsoever caused, to personal property, documents, records, monies, or goods of Lessee or to anyone in or about the demised premises by consent of Lessee, unless proximately caused by negligence on the part of Lessor.

      19. Lessor shall furnish customary electric current, water, lavatory supplies, light bulbs and tube replacements, and automatically operated elevator service during normal business hours and normal and usual cleaning and char service after business hours, without additional cost to Lessee. Lessor further agrees to furnish heat and air conditioning by means of electrically operated combination heating and cooling incremental units, where installed, and/or by means of a central air conditioning system during normal and usual business hours, which hours are 8:00 AM to 6:00 PM Monday through Friday and 8:00 AM to 1:00 PM Saturday, (exclusive of Saturdays and Sundays and holidays) during such seasons of the year when such services are normally and usually furnished in modern office buildings in the area in which demised premises is located; provided, however, that Lessor shall not be liable for failure to furnish or for suspension or delay in furnishing any of such services caused by breakdown, maintenance or repair work or shortages of supplies or energy shortages, or strike, riot, civil commotion, energy crisis, labor shortages, or any other cause or reason whatever beyond control of Lessor. Overtime HVAC service, when requested, shall be provided by Lessor at as reasonable a charge as possible to Lessee.

      20. During the period of this lease, Lessor shall allocate three (3) parking spaces for the use of the Lessee, at no additional cost; and up to nineteen (19) additional spaces, as requested by Lessee, at the then monthly cost per space.

      21. If at any time during the term hereby demised, a petition shall be filed, either by or against Lessee, in any court or pursuant to any Federal, State or municipal statute whether in bankruptcy, insolvency, for the appointment of a receiver of Lessee's property, or because of any general assignment made by Lessee or Lessee's property for the benefit of Lessee's creditors, then immediately upon the happening of any such event, unless discharged within sixty (60) days, and without any entry or other act by Lessor, this lease, at Lessor's option, shall cease and come to an end with the same force and effect as if the date of the happening of any such event were the date herein fixed for the expiration of the term of this lease. It is further stipulated and agreed that, in the event of termination of the term of this lease by the happening of any such event lessor shall forthwith, upon such termination, and any other provisions of this lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this lease an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term and then cash rental value of demised premises for such unexpired portion of term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case Lessor shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this Paragraph of this lease shall be without prejudice to Lessor's right to prove in full damages for rent accrued prior to termination of this lease, but not paid. This provision of this lease shall be without prejudice to any rights given Lessor by any pertinent statute to prove for any amounts allowed thereby.

      In making any such computation, the then cash rental value of the demised premises shall be deemed prima facia to be the rental realized upon any reletting, if such reletting can be accomplished by Lessor within a reasonable time after such termination of this lease, and the then present cash value of the future rents hereunder reserved to Lessor for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at eight per centum (8%) simple interest, as will produce the future rent over the period of time in question. Lessor shall employ reasonable efforts to mitigate any damages.

      22. If Lessee shall fail to pay any monthly installment of Minimum Annual Rent or additional rent as and when the same becomes due and payable pursuant to the terms of this lease (although no legal or formal demand has been made therefor), or shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Lessee, and such failure to pay rent or such violation or failure shall continue for a period of seven (7) days after written notice thereof to Lessee by Lessor, then and in any of said events this lease shall, at the option of Lessor, cease and terminate and shall operate as a notice to quit -- any notice to quit, or of Lessor's intention to re-enter, being hereby expressly waived -- and Lessor may proceed to recover possession under and by virtue of the provisions of the laws of the State of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. In the event any such failure to pay rent or other default on the part of Lessor occurs more than two (2) times in any twelve (12) month period, Lessor shall not be required during the remainder of the term of this lease to send written notice before proceeding with its remedies under this

Paragraph 22. If Lessor elects to terminate this lease everything herein contained on the part of Lessor to be done and performed shall cease without prejudice, however, to the right of Lessor to recover from Lessee all rental accrued up to the time of termination or recovery of possession by Landlord, whichever is later. The acceptance by the Lessor of any rent, or any part thereof due to Lessor, shall not affect a prior termination of this lease by the Lessor, nor shall it affect the Lessor's option to terminate the lease where the Lessee tenders his payment more than seven (7) days after the Lessee's receipt of written notice from the lessor that the Lessee's rent or additional rent is due. Should this lease be terminated before the expiration of the term of this lease by reason of Lessee's default as hereinabove provided, or if Lessee shall abandon or vacate the demised premises before the expiration or termination of the term of this lease, the demised premises may be relet by Lessor for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rentals hereinabove provided shall not be realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage and leasing fees, and expenses of placing the demised premises in substantially the same condition as extant at the time of commencement of this lease, reasonable wear and tear excepted. Any damage or loss of rental sustained by Lessor may be recovered by Lessor, at Lessor's option, at the time or reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Lessor's option, may be deferred until the expiration of the term of this lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. The provisions contained in this Paragraph shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this lease. All rights and remedies of Lessor under this lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Lessor under applicable law. Lessee shall be given thirty (30) days to cure any non-monetary default; with Lessor providing written notice to Lessee indicating the specific curative action required.

      If under the provision hereof Lessor shall institute proceedings and/or a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Lessor's rights hereunder. No waiver by Lessor of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installments of Minimum Annual Rent and additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment or rent be deemed an accord and satisfaction and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or to pursue any other remedy provided in this lease. No re-entry by Lessor, and no acceptance by Lessor of keys from Lessee, shall be considered an acceptance of a surrender of the lease.

      23.   (a)   If the demised premises, or any part thereof, shall be
damaged or destroyed by fire or other casualty, and if the Lessor does not elect to terminate this lease in accordance with the provisions of subparagraph 23(b), the Lessor shall restore, repair and replace the demised premises, as nearly as possible to their condition immediately prior to such damage or destruction, and until such repairs have been completed the Minimum Annual Rental and all additional rent shall be abated in proportion to the part of the demised premises which shall be abated in proportion to the part of the demised premises which is rendered untenantable; provided, however, that the foregoing provisions shall not require the Lessor to repair, restore or rebuild any part of the demised premises, or of Lessee's fixtures, equipment or appurtenances therein as described or provided for in Exhibit A. Such restoration, repairs and replacement shall be commenced with due diligence and in good faith as soon as practicable after the occurrence of the casualty (due allowance being made for the time taken for settlement of the insurance claims, the time required by Lessor to obtain the permission of governmental authorities to make such restoration, repair and replacement and other delays due to causes beyond Lessor's reasonable control), shall be prosecuted with due diligence and in good faith and, subject to delays caused by circumstances beyond Lessor's reasonable control, shall be completed within six (6) months from the date of occurrence of the casualty.

            (b) If a substantial part of the demised premises or a substantial part of the building, or any part thereof, shall be damaged or destroyed by fire or other casualty, then Lessor shall have the right, by giving written notice to Lessee within ninety (90) days after the occurrence of the casualty, to terminate this lease. If Lessor elects to terminate this lease pursuant to this subsection, the term of this lease cease and terminate as of the date of giving the occurrence of the casualty shall be refunded by Lessor, and neither party shall have any further liability under this lease for any period of time after the date of termination. If such damage is not corrected by Lessor within ninety (90) days, due to Lessor responsibility, and Lessee is unable to conduct his business, then Lessee may terminate this Lease upon thirty (30) days prior written notice to Lessor.

            (c) Lessee hereby releases Lessor and its officers, directors, agents and employees, from any and all liability or responsibility to Lessee (or to anyone claiming through or under Lessee by way of subrogation or otherwise) for any loss or damage to Lessee's property covered by a valid and collectible fire insurance policy with extended coverage endorsement, even is such fire or other casualty shall have been caused by the fault or negligence of the Lessor or anyone for whom the Lessor may be responsible.

      24. This lease and Lessee's interest hereunder is and shall be subject and subordinate to the lien of any mortgage or mortgages now or hereafter placed upon the fee of the land and/or building of which the demised premises is a part (including any and all mortgages securing Metropolitan Life Insurance Company ["Metropolitan"]) and to any ground lease, and Lessee agrees that immediately upon the request of any mortgagee or Lessor in writing, without charge therefor, it will, from time to time, execute and deliver any further instruments of subordination in recordable form required by the holder of any mortgage or any ground lessor to subordinate this lease and Lessee's interest in the demised premises to the lien of any such mortgage or to any such ground lease. In the event of the enforcement by the Trustees or Metropolitan of the remedies provided by law or by any mortgage securing Metropolitan or any foreclosure sale or proceeding in lieu thereof or final determination for possession in favor of the ground lessor, Lessee will, upon request of any person succeeding to the interest of lessor, as the result of said enforcement, automatically become the lessee of any successor in interest, without changing the terms or other provisions of this lease; provided, however, that said successor in interest shall not (i) be liable for any previous act or omission of Lessor under this lease, (ii) be subject to any offset which shall theretofore have accrued to Lessee against the Lessor, (iii) have any obligation with respect to any security deposited under this lease unless such security shall have been physically delivered to the mortgagee or ground lessor or their successors in interest, or (iv) be bound by any previous modification of this lease or by any previous payment in fixed rent for a period greater than one (1) month, unless such modification or prepayment shall have been expressly approved in writing by the mortgagee or ground lessor or their successors in interest. Lessee shall, upon request by any person succeeding to the interest if Lessor, execute and deliver an instrument or instruments confirming its attornment.

      Wherever the terms "mortgage" or "mortgagee" are used in this lease, they shall be deemed to mean and include, respectively, (i) mortgages, deeds of trust or other similar instruments and modifications, consolidation, extensions, renewals, replacements and substitutes thereof and all advances thereunder; and (ii) the holder of such mortgage. Wherever the terms "ground lease" or "ground lessor" are used in this lease, they shall be deemed to mean and include, respectively, (i) any lease of the entire fee of the land upon which the building is located or a lease of the said land together with any part of the improvements on said land, and all amendments, modifications, extensions and substitutes thereof; and (ii) the landlord of any such ground lease. Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's attorney-in-fact to execute, acknowledge and deliver any and all such instruments for and on behalf of Lessee.

      25. If the whole or a substantial part of the demised premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), then the term of this lease shall cease and terminate as of the date when title vests in such governmental authority, and the Minimum

Annual Rental shall be abated on the date when such title vests in such governmental authority. If less than a substantial part of the demised premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rent and additional rent shall be equitably adjusted on the date when title vests in such governmental authority and the lease shall otherwise continue in full force and effect. Lessee shall have no claim against Lessor (or otherwise) for any portion of the amount that may be awarded as damages as a result of any governmental taking or condemnation (or sale under threat of such taking or condemnation) or for the value of any expired term of the lease.

      26. It is further understood and agreed by and between the parties hereto that, in the event Lessee shall not immediately surrender said premises on the day after the expiration date, then Lessee shall, by virtue of this lease, become a tenant by the month at twice the rental per month of the monthly installment of Minimum Annual Rental and all additional rent due for the last month of the last lease year, commencing said monthly tenancy with the first day next after the expiration date; and said Lessee as a monthly tenant shall be subject to all conditions and covenants of this lease insofar as the same are applicable, or as the same shall be adjusted, to a month-to-month tenancy; and said Lessee shall give to Lessor at least thirty (30) days' written notice of any intention to quit said premises, and Lessee shall be entitled to thirty (30) days' written notice to quit said premises, except in the event of non-payment of rent in advance or of breach of any other covenant by said Lessee, in which event said Lessee shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived; provided, however, that in the event Lessee shall hold over after the expiration of the term hereby created, and if Lessor shall desire to regain possession of said premises promptly at the expiration date, then at any time prior to Lessor's acceptance of rent from Lessee as a monthly tenant hereunder, Lessor, at its option, may forthwith reenter and take possession of said premises without process, or by any legal process in force in the State, City or County in which subject property is located.

      27. If Lessor shall be unable to give possession of demised premises on the date of commencement by reason of the fact that the demised premises are located in a building being constructed and which has not been sufficiently completed to make the premises ready for occupancy or if Lessor is unable to give possession of demised premises on the date of commencement by reason of holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decoration of the building of which demised premises form a part, are not completed, or for any other reason, Lessor shall not be subject to any liability for failure to give possession on said date. Under such circumstances rent reserved and covenanted to be paid herein shall not commence until possession of demised premises is given or premises are available for occupancy by Lessee, and no such failure to give possession on the date of commencement shall in any other respect affect the validity of this lease or the obligations of Lessee hereunder, nor shall same be construed in anywise to extend the term of the lease beyond the expiration date hereof. If permission is given to Lessee to enter into possession of the demised premises or to occupy premises other than the demised premises prior to the date of commencement, Lessee covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease.

      28. If Lessor shall incur any charge or expense on behalf of Lessee under the terms of this lease or through a separate agreement relating to the demised premises, including but not limited to tenant work, such charge or expense shall be considered additional rent hereunder; in addition to and not in limitation of any other rights and remedies which Lessor may have in case of the failure by Lessee to pay such sums when due, such non-payment shall entitle Lessor to the remedies available to it hereunder for non-payment of rent. All such charges or expenses shall be paid to Agent at its office or its place and to such other person as Lessor may from time to time designate in writing.

      30. In the event of the employment of an attorney by either party because of the violation of any term or provision of this lease, including non-payment of rent as due, the losing party shall pay and hereby agrees to pay such reasonable attorney's fee and all other cost incurred therein by the prevailing party.

      31.   (a)   Lessor shall construct improvements to the demised premises substantially in accordance with the plans attached hereto as Exhibit "A", such exhibit being initialled by the parties hereto and made a part hereof. It is understood by the parties that any and all costs over and above the tenant allowances either stated in this paragraph or reflected in Exhibit "A", will be at the sole cost and expense of Lessee and shall be paid by Lessee to Lessor within thirty (30) days after Lessor renders Lessor's invoice(s) therefor to Lessee. It is expressly understood and agreed that Lessor will be under no obligation to make any structural or other alterations, decorations, additions or improvements in or to the demised premises except for the work specifically designated in Exhibit "A". Lessee shall provide kitchen sink/cabinet unit, buzzer system, non standard lighting/electric fixtures/outlets, any special carpentry/cabinetry material, and/or any other special plumbing fixtures/connections. Lessor shall endeavor to install such items for Lessee at the most reasonable cost to Lessee.

            (b) All work other than that to be performed by Lessor, as set forth in subparagraph (a) above, is to be performed by Lessee at Lessee's sole cost and expense, subject to Lessor's prior written consent, and is hereinafter referred to as "Lessee's Work." All entry onto the demised premises by Lessee, at any time, and any and all work done by Lessee, shall be at Lessee's sole risk. All work performed by Lessee shall be in accordance with good construction practices, all applicable laws, orders, regulations and requirements of federal, state, county and municipal authorities having jurisdiction, and all insurance requirements. Lessee's Work shall be done in compliance with such rules and regulations as Lessor and its representatives may reasonably make. Lessee shall schedule Lessee's work so as not to interfere with any work then being performed or to be performed by Lessor and so that there shall be no conflict with any union contract to which Lessor or any of its then contractors or subcontractors may be a party. Lessor shall have no responsibility or liability whatsoever for any loss of, or damage to, any fixtures, equipment, merchandise, or other property belonging to Lessee installed or left in the demised premises. If permission is given to Lessee to enter into possession of the demised premises or occupy premises other than the demised premises, prior to the date of commencement, Lessee's entry upon and occupancy of the demised premises prior to the date of commencement shall be governed by and subject to all the provisions, covenants and conditions of this lease other than those requiring payment of rent or additional rent. Lessee shall furnish to Lessor all certificates and approvals with respect to work done and installations made by Lessee that may be required from any of the aforesaid authorities for the issuance of a certificate of occupancy for the demised premises, so that such certificate of occupancy shall be issued and the demised premises, shall be ready for the opening of Lessee's business on the date of commencement. Lessee shall promptly and regularly remove at its expense all trash and waste materials resulting during the course of performance of its work, and promptly upon the completion thereof, shall repair, clean and restore any portions of the building affected by its work to its prior condition, and remove any and all trash, waste and other materials resulting from or remaining after its work. Carpeting shall be provided throughout the demised premises, except where indicated in Exhibit "A," of a quality and color to the mutual satisfaction of both Lessee and Lessor, or Lessee shall be granted an allowance of $5,000.00 by Lessor to purchase his own carpet, with Lessor to install said purchased carpet.

            (c) If Lessor's fulfillment of the obligation set forth in subparagraph 31(a) is delayed beyond the date of commencement, for any reason whatsoever, then the date of commencement shall be extended to a date which is the sixtieth day following the date of commencement (hereinafter referred to as the "Outside Date"). If for any reason, the date of commencement shall not have occurred prior to or on the Outside Date, either party shall have the option to cancel this lease after the Outside Date (except as hereinafter provided) by giving sixty (60) days' prior written notice of such termination to the other party. If the date of commencement shall occur prior to the giving of such notice, the foregoing option to cancel shall thereupon be void. If the date of commencement shall occur after the giving of such notice but prior to the expiration of such sixty (60) day period, any notice given within such period shall thereupon be void. Lessee's right to cancel this lease in accordance with the provisions of this subsection shall be Lessee's sole remedy with respect to any failure of Lessor to deliver possession on or before the Outside Date. Upon any such cancellation Lessor and Lessee shall be entirely relieved of their respective obligations under this lease and any security deposit given by Lessee to Lessor shall promptly be returned to Lessee.

      32. Neither Lessor nor any agent or employee of Lessor has made any representations or promises with respect to the demised premises of the building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Lessee except as herein expressly set forth. The Lessee, by taking possession of the demised premises shall accept the same "as is," and such taking of possession shall be conclusive evidence that the demised premises and the building are in good and satisfactory condition at the time of such taking of possession.

      33. Lessor shall not be required to perform any of its obligations under this lease, nor be liable for loss or damage for failure so to do, nor shall Lessee thereby be released from any of its obligations under this lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, material shortages, explosions, sabotage, accidents, energy crisis, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, legal requirements or other causes beyond the reasonable control of Lessor. If Lessor is so delayed or prevented from performing any of its obligations during the term of this lease, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation, but the term hereof shall not thereby be extended.

      34. In the event of any sale or sales by the Lessor hereunder of the building in which the demised premises is located, Lessor whose interest is thus sold shall be an hereby is completely released and forever discharged from and all covenants, obligations and liability as Lessor hereunder, except for written claims in existence at the time of any such sale.

      35. Lessee shall, without charge therefor, at any time and from time to time, within ten (10) days after request therefor by Lessor, execute, acknowledge and deliver to Lessor a written estoppel certificate certifying to Lessor, any mortgagee, assignee of a mortgagee, or any purchaser, of the building, or any other person designated by Lessor, as of the date of such estoppel certificate, (i) that Lessee is in possession of the demised premises,
(ii) that this lease is unmodified and in full force and effect (or if there has been a modification, that the same is in full force and effect as modified and setting forth such modification); (iii) whether or not there are then existing any set-offs or defenses against the enforcement of any right or remedy of Lessor, or any duty or obligation of Lessee hereunder (and, if so, specifying the same in detail); (iv) the date, if any, to which any rent or other charges have been paid in advance; (v) that Lessee has not knowledge of any then uncured defaults on the part of Lessor under this lease (or if Lessee has knowledge of any such uncured defaults, specifying the same in detail);
(vi) that Lessee has no knowledge of any event having occurred that authorizes the termination of this lease by Lessee (or if Lessee has such knowledge, specifying the same in detail); and (vii) the amount of any security deposit held by Lessor.

      36. Lessor and Lessee each represent and warranted to the other that, except as hereinafter set forth, neither of them has employed any broker in carrying on the negotiations relative to this lease. Lessor and Lessee shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty. Lessor indemnifies and holds harmless Lessee from any brokerage fee or commission which might be claimed by the Carey Winston Company as a result of previous efforts by said Company.

      37. Lessor hereby grants to Lessee a non-exclusive right, in common with Lessor and the other tenants of the building, to use, and to permit its employees, customers and business invitees to use, (1) the entrances, exits, corridors, elevators, stairways and other public areas of the building for access to the demised premises form the public streets adjacent to the building, (2) the public conveniences, if any, of the building, and (3) all other areas in the building used in common by tenants of the building, such public areas, public conveniences and other areas being hereinafter referred to collectively as the "common areas." All common areas shall be and remain at all times subject to the exclusive control and management of Lessor and lessor shall have the right from time to time to establish reasonable rules and regulations governing the use of the common areas. Lessor reserves the right to make changes, additions, alterations or improvements in and to the common areas an to close the same temporarily for such purposes, or to prevent the acquisition by the public of rights in the common areas or to discourage non-customer use thereof.

      38. Lessee agrees that, upon request by Lessor, Lessee will execute, in recordable form, for the purposes of recordation at Lessor's expense, a short form memorandum of lease.

      40. In the event that any mechanics' lien is filed against the demised premises or the building as a result of additions, alterations, repairs, installations or improvements made by Lessee, or any other work or act of Lessee, Lessee shall discharge, or bond off, the same within ten (10) days from the filing thereof. If Lessee fails to discharge any such mechanic's lien, Lessor, at its option, in addition to all other rights or remedies herein provided, may bond or pay said lien or claim without inquiring into the validity thereof for the account of Lessee, and all sums so advanced by Lessor shall be paid in full by Lessee to Lessor as additional rent on demand.

      41. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places in this lease in which the context may require such substitution or substitutions. All rights, remedies and liabilities herein given to or imposed upon either party hereto, shall extend to their respective heirs, successors, executors, administrators, other legal representatives, and assigns, except to the extent otherwise expressly provided in this lease.

      42. All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail. Notices to be respective parties shall be addressed as follows:

      If to Lessor:                                   If to Lessee:

      Mach I - Research Associates                    Mr. Herbert G. Blecker
      c/o Real Estate Central, Inc.                   President
      11300 Rockville Pike                            Icarus Corporation
      Rockville, Maryland 20852                       11300 Rockville Pike
                                                      Rockville, Maryland 20852

Either party may, by like written notice, designate a new address and/or addresses to which such notices shall be directed. Notices given by certified or registered mail shall be deemed received as of the postmark date.

      43. Lessee, simultaneously with the execution of this lease does pay, to Lessor the sum of six thousand six hundred and 00/100 - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - Dollars ($6,600.00         ), as
prepayment of the 1st three month's rental to be due for the demised premises under the terms of this lease; namely January, February and March of 1977.

      44. Lessor shall subsidize initiation fee cost of one CXXI Club Charter Membership for Lessee President, Herbert G. Blecker.

      45. Lessee shall have the right to renew this Lease for two additional and consecutive terms of five (5) years each, under the same terms and conditions herein, provided however that Lessee is not in default of any terms hereof, by giving written notice to Lessor at least one- hundred eighty (180) days prior to the expiration of the terms hereof, and at a rental to be determined by the application of Paragraphs 2 and 3 of this Lease, with the computation of the annual rent and CPI adjustments being based on the final year of the original term of this Lease, and the final year of any renewal period.

      46. Lessor hereby grants to Lessee a right of prior refusal with respect to all space on the same floor as the demised premises, not presently covered by this Lease, under the terms and conditions herein set forth: If during the term of this Lease, any other lease for space on the same floor as the demised premises should terminate, Lessor shall offer to lease such space to Icarus Corporation at rates then prevailing in the building. Icarus Corporation does not accept said offer within ten (10) days, the Landlord shall be free to lease such space to others. If Lessee does thus lease any such space, he may elect to have the term for such additional space coincident with the term of this original lease, and/or any renewal thereof.

      IN WITNESS WHEREOF, the said parties have hereunto signed their names and affixed their seals, on the day and year hereinbelow written.

WITNESS:                              LESSOR:
        --------------------------            -----------------------------
                                                 Mach I - Research Associates
                                                 Real Estate Central, Inc.
DATE:                                               General Partner
        --------------------------               James S. Gibson, Jr., President

WITNESS:/s/ Lee Harry, III            LESSEE:/s/ Herbert G. Blecker
        --------------------------            -----------------------------
DATE:    10/15/76                                Icarus Corporation
        --------------------------               Herbert G. Blecker, President

                              ADDENDUM #1 TO LEASE

This is an Addendum to the following cited Lease and shall be made a part thereof.

Lease Agreement made the 15th day of October 1976, by and between Mach I - Research Associates, Lessor, and Icarus Corporation, Lessee, for office space in the building at 11300 Rockville Pike, Rockville, Maryland 20852.

The Lessor and Lessee do hereby agree that, effective January 1, 1977, the following terms and conditions in the paragraphs cited herein are amended as follows:

Paragraph 1. The space comprising the demised premises shall be increased from "approximately seven thousand one hundred sixty-seven (7167) gross square feet" TO "approximately seven thousand seven hundred seventy nine (7779) gross square feet. " The additional six hundred twelve (612) gross square feet are shown in Exhibit "A" attached hereto and made a part hereof.

Paragraph 3. The monthly rental installments shall be increased from "four thousand five hundred thirty four and 00/100 dollars ($4,534.00)" TO "four thousand nine hundred seventeen and 00/100 dollars ($4,917.00)".

Paragraph 4 (a). Lessee's pro-rata share of an increase, if any, in Real Estate taxes on the building of which the demised premises are a part, shall be increased from "2.9%" TO "3.1%."

Paragraph 20. The number of additional parking spaces available to Lessee shall be increased from "nineteen (19)" TO "twenty one (21)."

Paragraph 43. Lessee, simultaneously with the execution of this Addendum #1 to the Lease, does pay to Lessor the additional sum of $1,250.00, to reflect payment of the full and proper rent due for the demised premises for the first three (3) months of this Lease pursuant to the provisions of paragraph 43. The total payment thus becomes $7,850.00.

IN WITNESS WHEREOF, the said parties have hereunto signed their names and affixed their seals, on the day and year hereinbelow written.


WITNESS:/s/                           LESSOR:/s/ James S. Gibson, Jr.
        --------------------------            -----------------------------
                                      March I - Research Associates
                                      Real Estate Central, Inc.
                                         General Partner
                                      James S. Gibson, Jr., President

DATE: 10/25/76
      --------------------------


WITNESS:/s/                           LESSEE:/s/ Herbert G. Blecker
        --------------------------            -----------------------------
                                      Icarus Corporation
                                      Herbert G. Blecker, President

DATE: 10/25/76
      --------------------------

                                   EXHIBIT "A"

                      Floor Plan of Additional Six Hundred
                            Twelve Gross Square Feet

      AGREEMENT made as of this 24th day of August, 1979 between FRED F. FRENCH OF MARYLAND, INC., as Agent, having an office c/o Fred F. French Management Company, Inc., 551 Fifth Avenue, New York, New York (hereinafter referred to as "Landlord"), and ICARUS CORPORATION, a Maryland corporation, having its principal place of business at No. 11300 Rockville Pike, Rockville, Maryland (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS,    Landlord's predecessors in interest and Tenant heretofore
entered into a certain written lease as of October 15, 1976 wherein and whereby Landlord leased to Tenant, and Tenant hired from Landlord, a portion of the sixth (6th) floor as described and as shown outlined in red on the plan annexed to said lease in the building known as One Central Plaza, 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to end on the 31st day of March, 1982 (or until such term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as the same was modified by Addendum 1 to Lease, dated October 25, 1976, and as the same may have been otherwise heretofore modified, is hereinafter referred to as the "Lease"; and

      WHEREAS,    Landlord and Tenant desire to modify the Lease only in the respects hereinafter stated;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. Effective as of September 1, 1979, and for the remainder of the term of the lease, there shall be added to, and included in, the premises demised by the Lease, the following additional space, to wit:

      the portion of the sixth (6th) floor outlined in red on Exhibit "B", attached hereto and made a "part hereof (hereinafter referred to as the "additional space")

in the building known as No. 11300 Rockville Pike, Rockville, Maryland. In order to accomplish such addition and inclusion of sate additional space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant, and Tenant does hereby hire from Land- lord said additional space for the period to commence on September 1, 1979, and to end on March 31, 1982, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said additional space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement from and after September 1, 1979, shall be and be deemed to be the portions of the sixth (6th) floor known as Suites 602, 604 & 605.

      2. Effective as of September 1, 1979, and for the remainder of the term of the Lease, as modified by this agreement, the Annual Rental rate specified in the Lease as modified by this agreement shall be increased for the period commencing September 1, 1979, and ending March 31, 1982, to the sum of One Hundred One Thousand Eight Hundred Twenty-Eight and 28/100 ($101,828.28) Dollars per annum, subject to adjustment or adjustments by reason of the operation of the provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof.

      Effective as of September 1, 1979, and for the remainder of the term of the Lease, as modified by this agreement, the additional rental and/or increase in the Annual Rental reserved in the Lease, as modified by this agreement, shall be paid by Tenant to Landlord at the times and in the manner specified in the Lease.

      3. Effective as of September 1, 1979, and for the remainder of the term of the Lease, as modified by this agreement:

      A. The numbers "2.9" which appear in Article 4 of the Lease shall be changed to "3.7" therein;

      B. The words "seven thousand one hundred sixty-seven (7167)" which appear in Article 1 of the Lease shall be changed to "ten thousand seventy-one (10,071)" therein.

      4. Tenant hereby covenants and agrees that said additional space shall be used solely by Tenant in accordance with Article 5 of the Lease. o

      5. It is understood and agreed that Articles 31 and 44 of the Lease shall be deemed deleted.

      6. The words "as amended by Agreement dated September 1, 1979" shall be deemed inserted between the words "Paragraphs 2 and 3 of this Lease" and "with the computation" in Article 45 of this Lease.

      7.    The following Article 47 shall be deemed added to the Lease: "47.
Subordination: This lease and Tenant's interest hereunder is and shall be subject and subordinate to the lien of any mortgage or mortgages now or hereafter placed upon the fee of the land and/or building of which the demised premises is a part (including any and all mortgages securing Metropolitan Life Insurance Company ("Metropolitan") and to any ground lease, and Tenant agrees that immediately upon the request of any mortgagee or Landlord, in writing, without charge therefor, it will, from time to time, execute and deliver any further instruments of subordination in recordable form required by the holder of any mortgage or any ground lessor to subordinate this lease and Tenant's interest in the demised premises to the lien of any such mortgage or to any such ground lease In the event of the enforcement by the Trustees or Metropolitan of the remedies provided by law or by any mortgage securing Metropolitan or any foreclosure sale or proceedings in lieu thereof or final determination for possession in favor of the ground lessor, Tenant will, upon request of any person succeeding to the interest of Landlord, as the result of said enforcement, automatically become the lessee of any successor in interest, without changing the terms or other provision of this lease; provided, however, that said successor in interest shall not: (i) be liable for any previous act or omission of Landlord under this lease; (ii) be subject to any offset which shall theretofore have accrued to Tenant against the Landlord; (iii) have any obligation with respect to any security deposited under this lease unless such security shall have been physically delivered to the mortgagee or ground lessor or their successors in interest; or (iv) be bound by any previous modification of this lease or by any previous payment of fixed rent for a period greater than one (1) month, unless such modification or prepayment shall have been expressly approved in writing by the mortgagee or ground lessor or their successors in interest. Tenant shall, upon request by any person succeeding to the interest of Landlord, execute and deliver an instrument or instruments confirming its attornment.

      Wherever the terms "mortgage" or "mortgagee" are used in this lease, they shall be deemed to mean and include, respectively, (i) mortgages, deeds of trust or other similar instruments and modifications, consolidation, extensions, renewals, replacements and substitutes thereof and all advances thereunder; and (ii) the holder of such mortgage. Wherever the terms "ground lease" or "ground lessor" are used in this lease, they shall be deemed to mean and include, respectively, (i) any lease of the entire fee of the land upon which the building is located and/or the entire building, and all amendments, modifications, extensions and substitutes thereof; and (ii) the landlord of any such ground lease. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all such instruments for and on behalf of Tenant."

      8. Tenant has examined and inspected said additional space and agrees to accept the same in the condition in which it exists on the effective date of such addition to and inclusion in the demised premises. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with said additional space or any part thereof.

      9. Tenant represents and warrants to Landlord that it has not dealt with any real estate agent or broker in connection with this agreement and/or the additional space and/or the building, that this agreement was not brought about or procured through the use or instrumentality of any agent or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or any broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including without limitation attorneys' fees).

      10. Except as modified by this agreement, the Lease and all the terms, covenants, conditions, provisions, and agreements thereof are hereby in all respects ratified, confirmed, and approved. Tenant hereby affirms that on the date hereof no breach or default by either party has occurred and that the Lease, and all of its terms, conditions, covenants, agreements and provisions, except as hereby modified, are in full force and effect with no defenses or offsets thereto, and Tenant hereby releases Landlord of and from all liabilities, claims, controversies, causes of action and other matters of every nature which, through the date hereof, have or might have arisen out of or in any way in connection with the Lease and/or the premises demised thereunder.

      11. This agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

      12. This agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      13. This agreement shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors and, except as otherwise provided in the Lease as modified by this agreement their respective assigns.

      14. The submission of this agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this agreement and deliver the same to Tenant prior to September l, 1979.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this agreement as of the day and year first above written.

                                           FRED F. FRENCH OF MARYLAND, INC.


                                           By:/s/ Marvin Rosenthal
                                              -----------------------
                                                 Vice President


                                           ICARUS CORPORATION


                                           By:/s/ Herbert G. Blecker
                                              -----------------------
                                                 President

STATE OF NEW YORK

COUNTY OF NEW YORK

      On the 28th Day of August, 1979, before me personally came Marvin Rosenthal, to me known, who being by me duly sworn, did depose and by that he reisides at One Long Pond Road, Armonk, N.Y.; that he is the Vice-President of FRED F. FRENCH OF MARYLAND, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                        /s/ Hoye Knight
                        ----------------------
                        Notary Public

STATE OF    )     Maryland                 Hoye Knight
            : ss.:                         Notary Public State of New York
COUNTY      )     Montgomery               No. 31-2156530, Qualf. In N.Y. Co.
                                           Commission Expires March 30, 1981


      On the 24 day of August, 1979, before me personally came Herbert J. Blecker to me know, who being by me duly sworn, did depose and by that he resides at Potomac Maryland; that he is the President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order to the Board of Directors of said corporation and that he signed his name thereto by like order.

                        /s/ Alice J. Kane
                        ----------------------
                        Notary Public

                        My Commission Expires July 1, 1982

                                 EXHIBIT "A"

                     Proposed Layout of ICARUS Corporation

                                  EXHIBIT "B"

                     Floor Plans of Suite 602 and Suite 605

                        FRED F. FRENCH OF MARYLAND, INC.
                               ONE CENTRAL PLAZA
                              11300 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

301-770-6960                                               August 31, 1979

Icarus Corporation
11300 Rockville Pike
Rockville, Maryland 20852

      Re: Lease dated October 15, 1976 between One Central Plaza Joint Venture-Mach I Research Associates, Landlord, and Icarus Corporation, as Tenant, for a portion of the sixth floor in the building known as One Central Plaza, 11300 Rockville Pike, Rockville, Maryland (which lease as the same may have been heretofore amended is hereinafter known as the "Lease")

Gentlemen:

      In accordance with you prior request, we hereby grant our consent to those alterations and changes described and set forth in the attached plan deemed annexed hereto and made a part hereof (hereinafter referred to as the "Work"), subject to all of the covenants, conditions, agreements, provisions and terms contained in the Lease, and also upon and subject to the following conditions:

      1. That said Work and subsequent maintenance of same shall be done without expense to us, except as we may specifically agree in writing; and

      2. That you will not, either directly or indirectly, use any contractors and/or labor and/or materials for the use of such contractors and/or labor and/or materials which may create any difficulty with other contractors, subcontractors and/or labormen then engaged by us or others in the construction, maintenance and operation of the building or any part thereof; and

      3. That all the Work will be of a quality at least equal to the materials and workmanship utilized by us as original building standards and that all of the Work will be supervised by us or our agent to assure yourselves and ourselves of compliance therewith;

      4. You have submitted for written approval by us and we have approved, the names of any contractors or subcontractors to be employed; and

      5. That you and anyone employed by you shall, at your sole cost and expense, comply with all laws, orders and regulations of federal, state, county and municipal authorities and in quasi governmental authorities, including, but not limited to, the Maryland Board of Fire

Page 2
August 31, 1979
ICARUS Corporation


Underwriters and shall, prior to the commencement of the Work, obtain all necessary insurance coverage, including your subcontractors, satisfactory in the amounts of:

      $500,000 - Bodily Injury per Persons
      $500,000 - Bodily Injury per Occurance
      $500,000 - Property Damages per Occurance;  and

      6. That certificates of workmen's compensation and general liability insurance coverage in amounts and companies satisfactory to us shall be delivered to us for each and every contractor and subcontractor to be used in connection with the Work prior to the commencement of the Work; and

      7. All fixtures, installations and Work, including, but not limited to, all air conditioning equipment, shall become the sole property of the landlord, and shall remain upon and be surrendered with the demised premises in accordance with the terms and conditions of the Lease; and

      8. That all Work and deliveries in connection with the Work will be scheduled for hours approved by the Landlord, with arrangements to be made in advance by you with the Building superintendent; and

      9. That no other alterations or physical changes, except as specifically set forth on the said drawings deemed annexed hereto and made a part hereof, and no modifications to the alterations and physical changes described and set forth on said plan shall be made on the premises demised under the Lease, without our prior written consent; and

      10. That you covenant and agree to indemnify and save us harmless and free from claims, counsel fees, loss, damage and expenses whatsoever by reason of any injury or damage howsoever caused, to any person or property occurring prior to the completion of the Work or occurring after such completion as a result of anything done or omitted in connection therewith or arising out of any fine, penalty or imposition or out of any other matter or doing connected with the Work done or to be done or materials furnished or to be furnished in connection with the Work and by reason of any liens, charges, chattel mortgages, conditional bills of sale, title retention agreements or bills of any kind whatsoever that may be incurred or become chargeable against us, or the building of which the demised premises are a part or the Work or any part thereof by reason of anything done or to be done or materials furnished or to be furnished to or upon the demised premises in connection with the Work; and

Page 3
August 31, 1979
ICARUS Corporation

      11. That you shall leave all structural and mechanical parts of the building in good workmanlike operating condition, and the Work will be done with the least possible disturbance to occupants of other parts of the building; and

      12. That you shall promptly pay and discharge all costs and expenses of the Work at your sole cost and expense and will reimburse us for any and all expenses incurred by us, including, but not limited to, legal fees and court costs, on account of failure by you to comply with any of the foregoing provisions and any requirements of law, rules and regulations and of any public authority, whether involving structural changes or not and whether ordinary or extraordinary, structural or otherwise, foreseen or unforeseen, and will not call upon us for any expenses connected with the Work; and

      13. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, distributees, legal representatives, successors and, except as otherwise provided in this, their respective assigns; and

      14. That nothing herein contained shall be construed to waive, impair or affect any of the terms, provisions, agreements, covenants or conditions contained in the lease (except as herein expressly provided), or any breach thereof, or any of our rights as Landlord against any person or persons liable or responsible for the performance thereof, and all provisions of the Lease are hereby mutually declared to be in full force and effect; and

      15. The submission of this Agreement shall not be effective, nor shall you have any rights with respect thereto, unless and until we shall have executed a counterpart hereof and delivered a counterpart to all parties hereto.

      16. It is specifically understood and agreed that Landlord is not consenting herein to the installation of a closed-circuit television system within the demised premises, or the design and erection of signs, as the same may be set forth in the said plans, and that both of the foregoing items require Landlord's later approval in writing.

Page 4
August 31, 1979
ICARUS Corporation

      If the foregoing correctly sets forth our understanding would you kindly approve all counterparts hereof by a duly authorized officer and then return to us, all counterparts for our execution.

                                  Very truly yours,

                                  Fred F. French of Maryland, Inc.




                                  By:/s/ Marvin Rosenthal
                                     ----------------------------
                                         Vice President

APPROVED AND AGREED TO:

ICARUS Corporation





By:/s/ Herbert G. Blecker
   ---------------------------------------
       President

                                ATTACHMENTS (2)

                       Floor Plans of ICARUS Corporation

ICARUS
COST AND ENGINEERING SERVICES FOR THE CONSTRUCTION INDUSTRY



January 23, 1981

                                                                  CERTIFIED MAIL

Fred F. French of Maryland, Inc.
One Central Plaza
11300 Rockville Pike
Rockville, Maryland  20852

Attention:  Mr. Joseph Conrad

Dear Mr. Conrad:

In accordance with the existing Lease Agreement between ICARUS Corporation and Mach I - Research Associates dated October 15, 1976, ICARUS Corporation hereby notifies you as their successor and agent that we will be renewing our lease at One Central Plaza, 11300 Rockville Pike, Rockville, Md. 20852, for the second five (5) year term in accordance with Article 45 on Page 20 of the aforementioned lease.

Sincerely,

ICARUS Corporation

/s/Herbert G. Blecker
Herbert G. Blecker
President

HGB:vje

    ICARUS CORPORATION, ONE CENTRAL PLAZA, 11300 ROCKVILLE PIKE, ROCKVILLE,
               MARYLAND 20852 * (301) 881-9350 * TELEX NO. 908763

ICARUS
PROVIDING COST, SCHEDULING, PROJECT MANAGEMENT AND ENGINEERING SERVICES TO INDUSTRY SINCE 1969

April 30, 1986

Cross & Brown Company of Maryland, Inc.
One Central Plaza
11300 Rockville Pike
Rockville, MD  20852

Attention:  Mr. Joseph Conrad

Reference:  ICARUS Lease - One Central Plaza dated October 15, 1976

CERTIFIED MAIL - RETURN RECEIPT REQUESTED

Gentlemen:

Pursuant to Paragraph 45 of Lease Agreement dated October 15, 1976, as amended on October 25, 1976 and August 24, 1979, this will serve to notify you that ICARUS Corporation intends to renew its Lease Agreement for the last 5-year option contained in the Lease Agreement.

Very truly yours,

ICARUS Corporation

/s/Herbert G. Blecker
Herbert G. Blecker
President

HGB:111

cc:   Cross & Brown Company
      522 Fifth Avenue
      New York, NY 10036

    ICARUS CORPORATION, ONE CENTRAL PLAZA, 11300 ROCKVILLE PIKE, ROCKVILLE,
               MARYLAND 20852 * (301) 881-9350 * TELEX NO. 908763

CAREY WINSTON                                         5550 Friendship Boulevard
Commercial Red Estate Services                                        Suite 500
Mortgage Banking                                    Chevy Chase, Maryland 20815
                                                           Office: 301-656-4212
                                                               Fax:301-961-9102

January 11, 1990

Mr. Herbert G. Blecker
President
ICARUS Corporation
11300 Rockville Pike
Suite 602
Rockville, Maryland 20852

      RE:   Extension and Additional Space Agreement
            11300 Rockville Pike
            Suite 602A
            Rockville, Maryland

Dear Herb:

Enclosed please find one (1) fully executed copy of the Extension and Additional Space Agreement for the above referenced property.

If you have any questions, please do not hesitate to call me.

Sincerely,

CAREY WINSTON COMPANY

/s/ Raymond R. Hite
--------------------------
Raymond R. Hite
Assistant Vice President
Commercial Brokerage Services

RRH:jkm

Encl.

                    EXTENSION AND ADDITIONAL SPACE AGREEMENT

      AGREEMENT made as of this 8th day of January 1990, between ONE CENTRAL PLAZA JOINT VENTURE, having an office at No. 420 Lexington Avenue, Borough of Manhattan, City, County and State of New York (hereinafter referred to as "Landlord"), and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Rockville, Maryland (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, MACH I RESEARCH ASSOCIATES ("Mach I"), Landlord's predecessor-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant hired from Mach I, a portion of the sixth (6th) floor as shown outlined in red on the plan annexed to said lease in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982 which lease was modified by Addendum No. 1 to lease dated as of October 25, 1976, between Mach I and Tenant, by Agreement dated as of August 24, 1979, between FRED F. FRENCH of Maryland, as agent ("FFF"), Landlord's subsequent predecessor-in-interest, and Tenant, by letter agreement dated as of August 31, 1979 between FFF and Tenant, and by those certain letters of Tenant dated January 23, 1981, and April 30, 1986, wherein and whereby Tenant exercised its right to extend the term of the lease, which lease is now scheduled to end on March 31, 1992 (or until such term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions, and agreements contained in such lease, which lease as so modified and as the same may have been otherwise heretofore modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. The term of the Lease, as hereby modified, is extended for a further term of six (6) years commencing from April 1, 1992 to and including March 31, 1998 (hereinafter referred to as the "Extended Term"), upon the same terms, conditions, covenants, provisions and agreements of the Lease as hereby modified.

      2. Effective as of March 1, 1990 (the "Additional Space Term Commencement Date") and for the remainder of the term of the Lease (the "Original Space"), as extended by this agreement, there shall be added to, and included in, the premises demised by the Lease (the "Original Space"), the following additional space, to wit:

      the portion of the sixth (6th) floor, known as Suite 602(A) as shown outlined in red on the plan annexed hereto, made a part hereof and marked Exhibit "B" (the "Additional Space"),

in the building known as No. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such addition and inclusion of said additional space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord said additional space for a period to commence on the Additional Space Term Commencement Date and to end on the 31st day of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said additional space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the Additional Space Term Commencement Date shall be and be deemed to be those portions of the sixth
(6th) floor in the Building known as Suites 602, 602A, 604 and 605 ("the Demised Premises").

      3.    A.    Effective as of the Additional Space Term Commencement Date
to and including March 31, 1998, inclusive, the annual rental rate specified in the Lease, as modified by this agreement, shall be increased by the amount of EIGHT THOUSAND SIX HUNDRED EIGHTY ONE and 04/100 DOLLARS ($8,681.04) to the amount of ONE HUNDRED NINETY SEVEN THOUSAND NINE HUNDRED FIFTEEN and 13/100 DOLLARS ($197,915.13) per annum, subject to adjustment or adjustments by reason of the operation of provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof and Article 5, hereof.

            B. Effective as of the Additional Space Term Commencement Date and for the remainder of the term of the Lease, as extended and modified by this agreement, the additional rental and/or increases in the annual rental reserved in the Lease, as modified by this agreement, shall be paid by Tenant to Landlord at the times and in the manner specified in the Lease.

      4. Tenant hereby covenants and agrees that said additional space shall be used solely for the purposes set forth in Article "5" of the Lease, and for no other purpose.

      5. Effective as of the Additional Space Term Commencement Date to and including March 31, 1998, inclusive;

            A. The figure "2.9" which appears in Article 4a of the Lease, as heretofore changed to "3.1" and "3.71", shall be deemed to be further changed to "3.88" in its place and stead in each such instance;

            B.    Article 45 shall be deemed to be deleted from the Lease.

            C.    Article 46 shall be deemed to be restated as follows:

                                  "ARTICLE 46

      Lessor hereby grants to Lessee a right of prior refusal with respect to premises known as Suite 601 occupied by AT&T, under the terms and conditions herein set forth: If during the term of this Lease, the lease with AT&T for such Suite 601 should terminate, Lessor shall offer to lease such space to Icarus Corporation at rates then prevailing in the building. If Icarus Corporation does not accept said offer within ten (10) days, the Landlord shall be free to lease such space to others. If Lessee does thus lease said Suite 601, Lessee may elect to have the term for such additional space coincident with the term of this original lease, and/or any renewal thereof.

            D. References in Article 3(b)(i) to "All Items (Base 1967=100)" shall be deemed to be changed to "All Items (Base 1982-1984=100)".

      6.A. Landlord agrees, at Landlord's expense, install a sprinkler system in and to the Original Space and the Additional Space (the "Sprinkler Work") and to make the changes, improvements and alterations to the Additional Space and the Original Space in accordance with the plans and specifications set forth on the plans dated September 14, 1989 by Bucher, Meyers, Polniaszek, Silkey & Associates, Inc., A.I.A. for One Central Plaza, 6th Floor, Job No. 89008, pp. CS-1, A-1, A-2, dated 10/25/89, and ID-1, dated 12/1/89, (the
"Plans") incorporated by reference herein. The Sprinkler Work and the Work to be done pursuant to the Plans are hereinafter together referred to as the "Landlord's Work". Landlord will commence Landlord's Work promptly upon execution of this Agreement.

      B. Landlord's Work shall be done during ordinary business hours of business days during the continued occupancy of the Demised Premises by Tenant without diminution, abatement or reduction in rent or any other compensation to Tenant as a result thereof, and Tenant covenants and agrees to cooperate with Landlord in connection therewith. Landlord shall secure the Demised Premises from theft, unauthorized entry and other similar perils at all times during the performance of Landlord's Work, and specifically secure the Demised Premises upon the opening, demolition or removal of any existing demising wall and/or installation of additional entry doors; provided, however, that, in no event shall Landlord be subject to consequential liability arising out of or in connection with the foregoing.

      C. Landlord's Work shall be deemed "substantially completed" when (a) the certificate of occupancy (if any) and any other certificates or governmental approvals (if any) necessary for Tenant to lawfully use and occupy the Original Space (as modified) and/or Additional Space have been obtained (which shall be the responsibility of the Landlord); (b) all building systems and/or other systems servicing the Demised Premises are operational; and (c) all Landlord's Work has been performed, other than minor decoration and minor punch list type adjustments which do not materially interfere with the Tenant's use and occupancy of the Demised Premises.

      D. Except for punch list items delivered to Landlord, Tenant's acceptance of Landlord's Work in the Demised Premises and/or Tenant's occupancy of the Additional

Space shall relieve Landlord of obligations to complete Landlord's Work hereunder in accordance with the Plans and this Agreement, except for latent defects.

      E. Tenant shall be entitled to inspect all work as it deems appropriate provided that Tenant does not interfere with Landlord's Work. All Landlord's Work shall be performed in a good and workmanlike manner, utilizing materials and fixtures specified in the Plans and this Agreement, and in accordance with all building and other applicable codes and ordinances.

      7.A. Anything in this agreement to the contrary notwithstanding, in the event that Landlord has not substantially completed Landlord's Work pursuant to the immediately preceding Article hereof by March 1, 1990, Tenant shall not (except with Landlord's written consent) be entitled to possession of the Additional Space and the Additional Space Term Commencement Date shall not be deemed to have occurred until said Additional Space is ready for Tenant's occupancy (as described in Article 6C, above) and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of Tenant's possession of the Additional Space, nor shall the same affect the validity of the Lease, as hereby modified, or the obligation of Tenant hereunder, nor shall the same be construed in any wise to extend the term of the Lease, as hereby modified. In such event, Tenant agrees to accept occupancy of the Additional Space as soon as the work required to be-performed by Landlord pursuant to the immediately preceding Article hereof is substantially completed. The Additional Space shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Additional Space or any part thereof, or if the delay in the availability of the Additional Space for occupancy shall be due to special work, changes, alterations, or additions, required or made by Tenant in the layout or finish of the Additional Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting any plans and/or specifications, including but not limited to, supplying information, approving plans, specifications, or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the Tenant.

      B. Notwithstanding anything else to the contrary contained in the Lease, if Tenant takes possession of the Additional Space of any part thereof and uses all or any portion of the Additional Space in any way to conduct its business or any aspect thereof prior to the date when the Additional Space shall otherwise be ready for Tenant's occupancy within the meaning of this Article, the Additional Space Term Commencement Date shall be deemed to take place shall commence as of such earlier date.

      8. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this Agreement.

      9. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the demised premises or the additional space (regardless of whether such property shall be owned by Tenant and including, but not limited to,

Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the demised premises or any part thereof or the additional space or any part thereof.

      10. Tenant represents and warrants to Landlord that it has not dealt with any real estate agent or broker in connection with this agreement and/or the additional space and/or the building, other than Carey Winston Company and that this agreement was not brought about or procured through the use or instrumentality of any other agent or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or broker or other brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys' fees).

      11. Except as modified and extended by this agreement, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

      12. This agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

      13. This agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

      14. The submission of this agreement to Tenant shall not be construed as an offer, not shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this agreement as of the day and year first above written.


                                     ONE CENTRAL PLAZA JOINT VENTURE

                                     By:   French Rockville Limited
                                           Partnership, General

                                             Partner

                                           /s/ Edwin A. Malloy
                                           -------------------------
                                                                General Partner

                                     ICARUS CORPORATION

                                     By    /s/ Herbert G. Blecker      3 Jan 90
                                           -------------------------
                                                                      President

STATE OF Maryland               )

                                )     :     ss:

COUNTY OF Montgomery            )

      On this 3rd day of January, 1990, before me personally came Herbert G. Blecker, to me known who, being by me duly sworn, did depose and say that he resides at Potomac Maryland; that he is the current President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                              /s/ Valerie J. Evans
                              --------------------------
                              Notary Public

STATE OF New York      )               MY COMMISSION EXPIRES JULY 1, 1990
                       ) :ss.:         JOY ELAINE WARLOCK
COUNTY OF New York     )               Notary Public, State of New York
                                       No. 31-4839203
                                       Qualified in New York County Term Expires
                                       August 31, 1991

      On this 8th day of January, 1990, before me personally came Edwin A. Malloy, to me known, who, being by me duly sworn, did depose and say that he is a general partner of the partnership of FRENCH ROCKVILLE LIMITED PARTNERSHIP, the firm described in and who executed the foregoing instrument and acknowledged to me that he executed the foregoing instrument for and in behalf of said partnership.

                               /s/ Joy Elaine Warlock
                              --------------------------
                               Notary Public

                                   EXHIBIT "B"

                           FLOOR PLAN OF SUITE 602(A)

                        One Central Plaza Joint Venture
                     c/o Fred F. French Realty Corporation
                              420 Lexington Avenue
                           New York, New York  10170



                                January 30, 1990

Icarus Corporation
11300 Rockville Pike
Rockville, Maryland  20509

      Re:   Extension and Additional Space Agreement
            Dated as of January 8, 1990

Gentlemen:

      Please note the following corrections to the above Extension and Additional Space Agreement:

      1. The dollar amount "$197,915.13" set forth in Article 3A. Should be changed to "$197,919.00";

      2. The percentage "3.88" in the third line of Article 5A should be changed to "3.87" percent.

      Would you kindly indicate your agreement to the above with your signature beneath the words "Agreed to", below.

      Thank you for your courtesies in this matter.

                                              Very truly yours,

                                              One Central Plaza Joint Venture

                                              By:    French Rockville Limited
                                                     Partnership

                                              By:    /s/Edwin A. Malloy
                                                     ---------------------
Agreed to:

Icarus Corporation

By:   /s/Herbert G. Blecker          President 27 Feb 90
      ------------------------------

                         ONE CENTRAL PLAZA JOINT VENTURE
                      c/o FRED F. FRENCH REALTY CORPORATION
                               60 EAST 42ND STREET
                            NEW YORK, NEW YORK 10165

                                                             February 18, 1992

Icarus Corporation
11300 Rockville Pike
Rockville, Maryland

      Re:   Additional Space Agreement
            dated January 20, 1992 for
            Suite 601 at One Central Plaza,
            11300 Rockville Pike, Rockville, MD

Gentlemen:

      Reference is hereby made to the above-referenced Additional Space Agreement for Suite 601 in the Building known as One Central Plaza.

      This letter will constitute our mutual understanding and agreement that the "601 Additional Space Term Commencement Date" (as defined in paragraph 1 of the Additional Space Agreement), is hereby changed from February 1, 1992 to February 18, 1992. For all purposes of the Additional Space Agreement (and the Lease, as defined therein and modified thereby), February 18, 1992 shall be deemed to be, and be, the "601 Additional Space Term Commencement Date." The aforesaid change in the 601 Additional Space Term Commencement Date will in no way affect, or be deemed to change, the expiration date of the term of the Lease, which is and shall continue to be March 31, 1998.

      We further mutually agree with you that, by reason of the change of the 601 Additional Space Term Commencement Date, as aforesaid, the date "February 1, 1993", appearing in the last line of paragraph 4A of the Additional Space Agreement, is hereby changed to "February 18, 1993."

      Except as set forth herein, the Additional Space Agreement (and the Lease) are ratified and confirmed and shall continue in full force and effect, unmodified. Any capitalization terms used but not defined in this letter shall have the same meaning contained in the Additional Space Agreement.

      Please sign this letter and the enclosed copies to signify your agreement with the terms hereof and return them to us for countersignature.


                                    Very truly yours,

                                    ONE CENTRAL PLAZA JOINT VENTURE

                                    By:  French Rockville Limited
                                         Partnership, General Partner

                                    By:  /s/Edwin A. Malloy
                                         --------------------------------
                                         Edwin A. Malloy, General Partner

ACCEPTED AND AGREED TO:

ICARUS CORPORATION

By:   /s/Herbert G. Blecker 10 Feb 92
      ------------------------------------
                   , Its President

                           ADDITIONAL SPACE AGREEMENT

      AGREEMENT made as of this 28th day of February, 1992, between ONE CENTRAL PLAZA JOINT VENTURE, having an office at No. 60 East 42nd Street, Suite 1638, Borough of Manhattan, City, County and State of New York (hereinafter referred to as "Landlord") and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Rockville, Maryland (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, MACH I RESEARCH ASSOCIATES ("Mach I"), Landlord's predecessor-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant hired from Mach I, a portion of the sixth (6th) floor as shown outlined in red on the plan annexed to said lease in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982, which lease was modified by Addendum No. 1 to lease dated as of October 25, 1976, between Mach I and Tenant, by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), Landlord's subsequent predecessor-in-interest, and Tenant, by letter agreement dated as of August 31, 1979 between FFF and Tenant, by those certain letters of Tenant dated January 23, 1981, and April 30, 1986, wherein and whereby Tenant exercised its right to extend the term of the lease, by Extension and Additional Space Agreement dated as of January 8, 1990, between Landlord and Tenant, as amended by that certain letter agreement dated January 30, 1990, and by Additional Space Agreement dated as of January 20, 1992 (the "601 Additional Space Agreement"), between Landlord and Tenant, which lease is now scheduled to end on March 31, 1998 (or until such term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same may have been otherwise heretofore modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

            1. Effective as of March 1, 1992 (the "609 Additional Space Term Commencement Date") and for the remainder of the term of the Lease, inclusive, there shall be added to, and included in, the premises demised by the Lease (the "Original Space"), the following additional space, to wit:

            the portion of the sixth (6th) floor, known as Suite 609 as shown outlined in red on the plan annexed hereto, made a part hereof and marked Exhibit "D" (the "609 Additional Space"),

in the building known as One Central Place, NO. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such additional and inclusion of said 609 Additional Space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord said 609 Additional Space for a period to commence on the 609 Additional Space Term Commencement Date and to end on the 31st of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said 609 Additional Space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the 609 Additional Space Term Commencement Date, shall be and be deemed to be those portions of the sixth (6th) floor in the Building known as Suites 601, 602, 602A, 604, 605 and 609 (the "Demised Premises").

            2.    A.    Effective as of the 609 Additional Space Term
Commencement Date to and including March 31, 1998, inclusive, the annual rental rate specified in the Lease, as modified by this agreement, shall be increased by the amount of TEN THOUSAND AND 00/100 DOLLARS ($10,000.00) (the "609 Additional Space Fixed Rent") to the amount of TWO HUNDRED THIRTY-TWO THOUSAND SIX HUNDRED NINETEEN AND 00/100 DOLLARS ($232,619.00) per annum, subject to adjustment or adjustments by reason of the operation of provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof and Paragraph 4 hereof.

                  B. Effective as of the 609 Additional Space Term Commencement Date and for the remainder of the term of the Lease, as modified by this agreement, the annual rental rate and/or additional rental and/or increase in the annual rental reserved in the Lease, as modified by this agreement, shall be paid by Tenant to Landlord at the time and in the manner specified in the Lease, as modified by this agreement.

            3. Tenant hereby covenants and agrees that said 609 Additional Space shall be used solely for purposes of storage of personal property of Tenant utilized in connection with its business activities in the Demised Premises, and for no other purpose.

            4. Effective as of the 609 Additional Space Term Commencement Date to and including March 31, 1998, inclusive:

                  A. The provisions of Article 3 of the Lease, as modified by this agreement, shall apply with respect to the entire Demised Premises (inclusive of the 609 Additional Space) and, in order to accommodate such application, the 609 Additional Space Fixed Rent shall be added to and become a part of the Minimum Annual Rental described in said Article 3 of the Lease, as modified by this agreement, and all future calculations of the adjustments in said Minimum Annual Rental shall be based upon the adjusted Minimum Annual Rental payable by Tenant in the lease year immediately preceding the 609 Additional Space Term Commencement Date plus the 609 Additional Space Fixed Rent. However, no adjustment under said Articles 3 of the Lease, as modified by this agreement, shall be made or become effective with respect to the 609 Additional Space Fixed Rent until March 1, 1993.

                  B. Each and every one of the provisions of Article 4 of the Lease, as modified by this agreement, shall apply with respect to the 609 Additional Space separate and apart from their application with respect to the Original Space (to which they shall continue to apply).

                  For purposes of applying the provisions of Article 4 with respect only to the 609 Additional Space, the following shall apply:

            (i) the figure "2.9%", which appears in Article 4(a) of the Lease, which heretofore has been changed (and/or has been sometimes referred to as having been changed) to "3.1%", "3.7", "3.71", "3.88", and "3.87" for purposes of application thereof to all portions of the Original Space except the 601 Additional Space (as defined in Paragraph 1 of the 601 Additional Space Agreement) (and which, for purposes of application hereof to the said 601 Additional Space only, hereto has been changed to ".51") shall be deemed, only for purposes of the application thereof to the 609 Additional Space, to be changed to ".38" in its place and stead in each such instance (but shall continue to be "3.87" with respect to all portions the Original Space except the 601 Additional Space and ".51" with respect to the 601 Additional Space).

      (ii)  the term "Base Year", which appears in Article 4 and is defined in
      Article 4(b) of the Lease, shall be deemed to be, only for purposes of the application thereof to the 609 Additional Space (and shall continue, with respect to the 601 Additional Space, as specified in the 601 Additional Space Agreement), to be the fiscal year commencing July 1, 1991 and ending on June 30, 1992, both dates inclusive (but shall continue, with respect to all portions of the Original Space except the 610 Additional Space, to be the "Base Year" as defined in Article 4(b) of the Lease, without regard to this agreement.

      5.    A.    Tenant has examined and inspected said 609 Additional Space and agrees to accept the same in the condition in which it exists on the date of this agreement, subject to the changes, improvements and alterations required to be provided by Landlord hereunder. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with the Demised Premises or said 609 Additional Space or any part thereof, except as hereinafter specifically set forth.

            B. Landlord agrees, at its expense, to make and complete the following described changes, improvements and alterations in and to the 609 Additional Space ("Landlord's Work"):

                  (i)   remove carpet and seal floor;

                  (ii) remove fifteen feet (15') of partitioning, approximately as shown on the sketch attached hereto as Exhibit "E";

                  (iii) supply and install electrical outlets, as deemed necessary by Landlord; and

                  (iv)  supply and install sprinklers.

      All of such work shall be of a material, design, capacity, finish and color, as applicable, of the standard adopted by Landlord for the Building unless indicated otherwise.

            C. Landlord's Work shall be done during ordinary business hours of business days during the continued occupancy of the Original Space by Tenant without diminution, abatement or reduction in rent or any other compensation to Tenant as a result thereof, and Tenant covenants and agrees to cooperate with Landlord in connection therewith. Landlord shall secure the Demised Premises from theft, unauthorized entry and other similar perils at all times during the performance of Landlord's Work, and specifically secure the Demised Premises upon the opening, demolition or removal of any existing demising wall and/or installation of additional entry doors, provided, however, that in no event shall Landlord be subject to consequential liability arising out of or in connection with the foregoing.

            D. Landlord's Work shall be deemed "Substantially completed" when (a) the certificate of occupancy (if any) and any other certificate or governmental approvals (if any) necessary for Tenant to lawfully use and occupy the 609 Additional Space have been obtained (which shall be the responsibility of the Landlord); (b) all building systems and/or other systems servicing the 609 Additional Space are operational; and (c) all Landlord's Work has been performed, other than minor decoration and minor punch list type adjustments which do not materially interfere with the Tenant's use and occupancy of the 609 Additional Space.

            E. Except for punch list items delivered to Landlord, Tenant's acceptance of Landlord's work in, and/or Tenant's occupancy of, the 609 Additional Space shall relieve Landlord of obligations to complete Landlord's Work hereunder in accordance with this Agreement, except for latent defects.

            F. Tenant shall be entitled to inspect all work as it deems appropriate provided that Tenant does not interfere with Landlord's Work. All Landlord's Work shall be performed in a good and workmanlike manner, utilizing materials and fixtures specified in this Agreement, and in accordance with all building and other applicable codes and ordinances.

      6.    A.    Anything in this agreement to the contrary notwithstanding, in the event that Landlord has not substantially completed Landlord's Work pursuant to the immediately preceding Article hereof by March 1, 1992, Tenant shall not (except with Landlord's written consent) be entitled to possession of the 609 Additional Space and the 609 Additional Space Term Commencement Date shall not be deemed to have occurred until said 609 Additional Space is ready for Tenant's occupancy (as described in Article 5D above) and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of Tenant's possession of the 609 Additional Space, nor shall the same affect the validity of the Lease, as hereby modified, or the obligation of Tenant hereunder, nor shall the same be construed in any wise to extend the term of the Lease, as hereby modified. In such event, Tenant agrees to accept occupancy of the 609 Additional Space as soon as the work required to be performed by Landlord pursuant to the immediately preceding Article hereof is substantially completed. The 609 Additional Space shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the 609 Additional Space or any part thereof, or if the delay in the availability of the 609 Additional Space for occupancy shall be due to special work, changes, alternations, or additions required or made by Tenant in the layout or finish of the 609 Additional Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans and/or specifications, including, but not limited to, supplying information, approving plans, specifications, or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the Tenant.

            B. Notwithstanding anything else to the contrary contained in the Lease, as modified by this agreement, if Tenant takes possession of the 609 Additional Space of any part thereof and uses all or any portion of the 609 Additional space in any way to conduct its business or any aspect thereof prior to the date when the 609 Additional Space shall otherwise be ready for Tenant's occupancy within the meaning of this or the immediately preceding Article, the 609 Additional Space Term Commencement Date shall be deemed to be as of such earlier date.

      7. (i) Notwithstanding the provisions of Paragraph 3 hereof limiting the use of the 609 Additional Space to storage purposes, it is agreed that Tenant, during the term of the Lease, may elect to use the 609 Additional Space as office space; provided that, prior to such office use, Tenant, as its sole cost and expense, causes all improvements required to convert such storage space to office space to be performed and paid for, such work to be done in accordance with all terms, provisions, covenants and conditions of the Lease (including, without limitation Article 11 thereof) by contractor(s) of Landlord's choosing or subject to Landlord's approval. If Tenant pays for said work, the Lease, as modified by this agreement, shall remain in full force and effect, without modification of its terms except for the use of the 609 Additional Space, as set forth in Paragraph 3 hereof.

            (ii) If Tenant requests that Landlord agree to pay for the cost of the improvements required to convert the storage space to office space, which Landlord shall have no obligation to do, and if Landlord considers doing so, then, as a pre-condition to Landlord's so agreeing to pay for said improvements, Landlord and Tenant shall mutually agree upon such modifications to the 609 Additional Space Fixed Rent, and such other monetary adjustments, as may be appropriate to reflect the value of the improvements to be paid for by Landlord.

      8. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this agreement.

      9. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the demised premises or the 609 Additional Space (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on such personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgage and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises or any part thereof or the 609 Additional Space or any part thereof.

      10. Tenant represents and warrants to Landlord that it has not dealt with any real estate agent or broker in connection with this agreement and/or the 609 Additional Space and/or the Building, other than Carey Winston Company, and that this agreement was not brought about or procured through the use of instrumentality of any other agent or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or against and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or other broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys' fees).

      11. Except as modified and extended by this agreement, the Lease and all terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

      12. This agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

      13. This agreement may not be changed orally, but only by an agreement, in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

      14. The submission of this agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall executed a copy of this agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this agreement as of the day and year first above written.

                                        ONE CENTRAL PLAZA JOINT VENTURE

                                        By:  French Rockville Limited
                                             Partnership, General Partner

                                        By:  /s/ Edwin A. Malloy
                                             -------------------------
                                             General Partner

                                        ICARUS CORPORATION

                                        By:  /s/ Herbert G. Blecker
                                             -------------------------
                                             President

STATE OF NEW YORK       )            JOY ELAINE ANDERSON
                        )      ss:   Notary Public, State of New York
COUNTY OF NEW YORK      )            No. 31-4839283
                                     Qualified in New York County Term
                                     Expires August 31, 1993

      On this 28th day of February, 1992, before me personally came EDWIN A. MALLOY, to me known, who being by me duly sworn did depose and say that he is a general partner of the partnership of French Rockville Limited Partnership, the firm described in and which executed the foregoing instrument and acknowledged to me that he executed the foregoing instrument for and in behalf of said partnership.

                                  /s/ Joy Elaine Anderson
                                  --------------------------------
                                  Notary Public

STATE OF MARYLAND       )
                        )      ss:
COUNTY OF MONTGOMERY    )

      On this 20th day of February, 1992, before me personally came Herbert Blecker, to me known who, being by me duly sworn, did depose and say that he resides at ____________ Potomac, MD; that he is the current President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                     /s/ Valerie J. Evans
                                     ------------------------------
                                     Notary Public
                                     My Commission Expires August 1, 1992

                           ADDITIONAL SPACE AGREEMENT

      AGREEMENT made as of this 20th day of January, 1992, between ONE CENTRAL PLAZA JOINT VENTURE, having an office at No. 420 Lexington Avenue, Borough of Manhattan, City, County and State of New York (hereinafter referred to as "Landlord") and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Rockville, Maryland (hereinafter referred to as "Tenant").

                             W I T N E S S E T H :

      WHEREAS, MACH I RESEARCH ASSOCIATES ("Mach I"), Landlord's predecessor-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant hired from Mach I, a portion of the sixth (6th) floor as shown outlined in red on the plan annexed to said lease in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982, which lease was modified by Addendum No. 1 to lease dated as of October 25, 1976, between Mach I and Tenant, by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), Landlord's subsequent predecessor-in-interest, and Tenant, by letter agreement dated as of August 31, 1979 between FFF and Tenant, by those certain letters of Tenant dated January 23, 1981, and April 30, 1986, wherein and whereby Tenant exercised its right to extend the term of the lease, and by Extension and Additional Space Agreement dated as of January 8, 1990, between Landlord and Tenant, as amended by that certain letter agreement dated January 30, 1990, which lease is now scheduled to end on March 31, 1998 (or until such term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same may have been otherwise heretofore modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

            1. Effective as of February 1, 1992 (the "601 Additional Space Term Commencement Date") and for the remainder of the term of the Lease, inclusive, there shall be added to, and included in, the premises demised by the Lease (the "Original Space"), the following additional space, to wit:

                  the portion of the sixth (6th) floor, known as Suite 601 as shown outlined in red on the plan annexed hereto, made a part hereof and marked Exhibit "C" (the "601 Additional Space"),

in the building known as One Central Plaza, No. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such addition and inclusion of said 601 Additional Space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord said 601 Additional Space for a period to commence on the 601 Additional Space Term Commencement Date and to end on the 31st day, of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said 601 Additional Space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the 601 Additional Space Term Commencement Date, shall be and be deemed to be those portions of the sixth (6th) floor in the Building known as Suites 601, 602, 602A, 604 and 605 (the "Demised Premises").

            2.    A.    Effective as of the 601 Additional Space Term
Commencement Date to and including March 31, 1998, inclusive, the annual rental rate specified in the Lease, as modified by this agreement, shall be increased by the amount of TWENTY-FOUR THOUSAND SEVEN HUNDRED AND 00/100 DOLLARS ($24,700.00) (the "601 Additional Space Fixed Rent") to the amount of TWO HUNDRED TWENTY-TWO THOUSAND SIX HUNDRED NINETEEN AND 00/100 DOLLARS ($222,619.00) per annum, subject to adjustment or adjustments by reason of the operation of provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof and Article 4 hereof.

                  B. Effective as of the 601 Additional Space Term Commencement Date and for the remainder of the term of the Lease, as modified by this agreement, the annual rental rate and/or additional rental and/or increase in the annual rental reserved in the Lease, as modified by this agreement, shall be paid by Tenant to Landlord at the time and in the manner specified in the Lease, as modified by this agreement.

            3. Tenant hereby covenants and agrees that said 601 Additional Space shall be used solely for the purposes set forth in Article "5" of the Lease, and for no other purpose.

            4. Effective as of the 601 Additional Space Term Commencement Date to and including March 31, 1998, inclusive:

                  A. The provisions of Article 3 of the Lease, as modified by this agreement, shall apply with respect to the entire Demised Premises (inclusive of the 601 Additional Space) and, in order to accommodate such application, the 601 Additional Space Fixed Rent shall be added to and become a part of the Minimum Annual Rental described in said Article 3 of the Lease, as modified by this agreement, and all future calculations of the adjustments in said Minimum Annual Rental shall be based upon the adjusted Minimum Annual Rental payable by Tenant in the lease year immediately preceding the 601 Additional Space Term Commencement Date plus the 601 Additional Space Fixed Rent. However, no adjustment under said Article 3 of the Lease, as modified by this agreement, shall be made or become effective with respect to the 601 Additional Space Fixed Rent until February 1, 1993.

                  B. Each and every one of the provisions of Article 4 of the Lease, as modified by this agreement, shall apply with respect to the 601 Additional Space separate and apart from their application with respect to the Original Space (to which they shall continue to apply).

                  For purposes of applying the provisions of Article 4 with respect only to the 601 Additional Space, the following shall apply:

                  (i) the figure "2.9%", which appears in Article 4(a) of the Lease, which heretofore has been changed (and/or has been sometimes referred to as having been changed) to "3.1%", "3.7%", "3.71", "3.88%", and "3.87" for purposes of application thereof to the Original Space shall be deemed, only for purposes of the application thereof to the 601 Additional Space, to be changed to ".51%" in its place and stead in each such instance (but shall continue to be "3.87%" with respect to the Original Space).

                  (ii) the term "Base Year", which appears in Article 4 and is defined in Article 4(b) of the Lease, shall be deemed, only for purposes of the application thereof to the 601 Additional Space, to be the fiscal year commencing July 1, 1991 and ending on June 30, 1992, both dates inclusive (but shall continue, with respect to the Original Space, to be the "Base Year" as defined in Article 4(b) of the Lease, without regard to this agreement).

                  C. Article 46 of the Lease, as heretofore modified by the provisions of Article 5C of the "Extension and Additional Space Agreement", dated as of November 8, 1990, shall be deemed to be and hereby is deleted from the Lease in its entirety. Tenant acknowledges that the 601 Additional Space is a portion of the "premises known as Suite 601" which were described in said
Article 46, as modified; and acknowledges that Tenant has not exercised its rights with respect to the balance thereof in accordance with the provisions of said Article 46 of the Lease, as modified. Tenant acknowledges and agrees that it has no right of prior refusal, or any other rights or options, with respect to the balance of the said Suite 601 described in said Article 46 (or with respect to any other portion(s) of the Building).

            5.    A.    Tenant has examined and inspected said 601 Additional
Space and agrees to accept the same in the condition in which it exists on the date of this agreement, subject to the changes, improvements and alterations required to be provided by Landlord hereunder. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed bit Landlord in connection with the Demised Premises or said 601 Additional Space or any part thereof, except as hereinafter specifically set forth.

                  B. Landlord agrees, at its expense, to make and complete the changes, improvements and alterations in and to the 601 Additional Space ("Landlord's Work") set forth on the construction documents dated November 26, 1991, which have been approved and initialled by Tenant (the "Plans"). All of such work shall be of a material, design, capacity, finish and color of the standard adopted by Landlord for the Building unless indicated otherwise.

                  C. Landlord's Work shall be done during ordinary business hours of business days during the continued occupancy of the Original Space by Tenant without diminution, abatement or reduction in rent or any other compensation to Tenant as a result thereof, and Tenant covenants and agrees to cooperate with Landlord in connection therewith. Landlord shall secure the Demised Premises from theft, unauthorized entry and other similar perils at all times during the performance of Landlord's Work, and specifically secure the Demised Premises upon the opening, demolition or removal of any existing demising wall and/or installation of additional entry doors; provided, however, that in no event shall Landlord be subject to consequential liability arising out of or in connection with the foregoing.

                  D. Landlord's Work shall be deemed "substantially completed" when (a) the certificate of occupancy (if any) and any other certificates or governmental approvals (if any) necessary for Tenant to lawfully use and occupy the 601 Additional Space have been obtained (which shall be the responsibility of the Landlord); (b) all building systems and/or other systems servicing the 601 Additional Space are operational; and (c) all Landlord's Work has been performed, other than minor decoration and minor punch list type adjustments which do not materially interfere with the Tenant's use and occupancy of the 601 Additional Space.

                  E. Except for punch list items delivered to Landlord, Tenant's acceptance of Landlord's work in, and/or Tenant's occupancy of, the 601 Additional Space shall relieve Landlord of obligations to complete Landlord's Work hereunder in accordance with the Plans and this Agreement, except for latent defects.

                  F. Tenant shall be entitled to inspect all work as it deems appropriate provided that Tenant does not interfere with Landlord's Work. All Landlord's Work shall be performed in a good and workmanlike manner, utilizing materials and fixtures specified in the Plans and this Agreement, and in accordance with all building and other applicable codes and ordinances.

            6.    A.    Anything in this agreement to the contrary
notwithstanding, in the event that Landlord has not substantially completed Landlord's Work pursuant to the immediately preceding Article hereof by February, 1, 1992, Tenant shall not (except with Landlord's written consent) be entitled to possession of the 601 Additional Space and the 601 Additional Space Term Commencement Date shall not be deemed to have occurred until said 601 Additional Space is ready for Tenant's occupancy (as described in Article 5D above) and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of Tenant's possession of the 601 Additional Space, nor shall the same affect the validity of the Lease, as hereby modified, or the obligation of Tenant hereunder, nor shall the same be construed in any wise to extend the term of the Lease, as hereby modified. In such event, Tenant agrees to accept occupancy of the 601 Additional Space as soon as the work required to be performed by Landlord pursuant to the immediately preceding Article hereof is substantially completed. The 601 Additional Space shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the 601 Additional Space or any part thereof, or if the delay in the availability of the 601 Additional Space for occupancy shall be due to special work, changes, alterations, or additions required or made by Tenant in the layout or finish of the 601 Additional Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans and/or specifications, including, but not limited to, supplying information, approving plans, specifications, or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the tenant.

                  B. Notwithstanding anything else to the contrary contained in the Lease, as modified by this agreement, if Tenant takes possession of the 601 Additional Space of any part thereof and uses all or any portion of the 601 Additional Space in any way to conduct its business or any aspect thereof prior to the date when the 601 Additional Space shall otherwise be ready for Tenant's occupancy within the meaning of this or the immediately preceding Article, the 601 Additional Space Term Commencement Date shall be deemed to be as of such earlier date.

            7. Landlord hereby agrees that, subsequent to the 601 Additional Space Term Commencement Date, Tenant, at Tenant's sole cost and expense and subject to all of the terms, covenants, conditions, provisions and agreements of this Article and of the Lease, as modified by this Agreement, may require that Landlord perform or cause the installation in the 601 Additional Space and/or Demised Premises of not more than six (6) heat pump units (the "Heat Pump Units") to service same (such installation of the Heat Pump Units being called the "Heat Pump Work"), provided that:

                  (i) all costs of purchasing and installing such Heat Pump Units and all aspects of the Heat Pump Work shall, except as set forth in
      (iv) below, be borne solely by Tenant;

                  (ii) the Heat Pump Work will be performed by the Landlord's contractor for the Building;

                  (iii) all fixtures and installations comprising the Heat Pump Work, once attached to the Demised Premises and upon the expiration or sooner termination of the term of the Lease, as modified by this agreement, shall remain upon and be surrendered up with the Demised Premises in accordance with the provisions of the Lease, as modified by this agreement (and shall thereupon become the sole property of the Landlord); and

                  (iv) Tenant shall be obligated to pay as additional rent, within thirty (30) days after same is billed by Landlord, all costs associated with the Heat Pump Work. However, in no event shall the costs to be borne by Tenant for purchasing and installing the Heat Pump Units exceed the sum of Two Thousand ($2,000.00) Dollars per Heat Pump Unit.
      In the event that such cost exceeds said Two Thousand ($2,000.00) Dollars per Heat Pump Unit, Landlord will be responsible for the excess of the actual cost per unit over Two Thousand ($2,000.00) Dollars per unit.

            7.A. Landlord represents and hereby covenants to Tenant that upon completion of the 601 Additional Space, the air conditioning therein will be such that each office within the 601 Additional Space, whether adjacent to or bordering on an exterior wall or completely within the interior of the 601 Additional Space shall be maintained at a temperature which does not exceed the greater of (i) fifteen degrees Fahrenheit (15 degrees F) less than the outside temperature or (ii) seventy-eight degrees Fahrenheit (78 degrees F), during the air conditioning season. In the event the Landlord's HVAC system is insufficient to provide cooling capacity in the 601 Additional Space sufficient to comply with the foregoing, Landlord shall undertake such measures as are, in Landlord's discretion, reasonable and necessary to increase such capacity. In such event, all costs of any work necessary to increase the cooling capacity within the 601 Additional Space shall be borne by Landlord. Such work by Landlord shall be done by contractors of Landlord's choosing and shall comply with all applicable codes, ordinances, statutes, rules and regulations. Landlord's obligation hereunder is subject to Tenant's obligation, and Tenant hereby covenants, to make appropriate utilization of window treatments (e.g., blinds, shades, etc.), as applicable, installed in the 601 Additional Space to reduce or eliminate heat therein from direct sunlight.

            8. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this agreement.

            9. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the demised premises or the 601 Additional Space (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on such personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises or any part thereof or the 601 Additional Space or any part thereof.

            10. Tenant represents and warrants to Landlord that it has not dealt with any real estate agent or broker in connection with this agreement and/or the 601 Additional Space and/or the Building, other than Carey Winston Company, and that this agreement was rot brought about or procured through the use or instrumentality of any other agent or broker and that all negotiations with respect to the terms of this agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or other broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys' fees).

            11. Except as modified and extended by this agreement, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

            12. This agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

            13. This agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

            14. The submission of this agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until LandLord shall executed a copy of this agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this agreement as of the day and year first above written:


                                     ONE CENTRAL PLAZA JOINT VENTURE

                                     By:   French Rockville Limited
                                           Partnership, General Partner

                                     By:/s/ Edwin A. Malloy
                                        ---------------------------
                                                             General Partner

                                     ICARUS CORPORATION

                                     By:/s/ Herbert G. Blecker
                                        ----------------------------
                                                                  President

STATE OF NEW YORK              )
                               )     ss.:
COUNTY OF NEW YORK             )

      On this 20th day of January, 1992, before me personally came EDWIN A. MALLOY, to me known, who being by me duly sworn did depose and say that he is a general partner of the partnership of French Rockville Limited Partnership, the firm described in and which executed the foregoing instrument and acknowledged to me that he executed the foregoing instrument for and in behalf of said partnership.

                                     /s/ Joy Elaine Anderson
                                     --------------------------
                                     Notary Public

STATE OF MARYLAND              )
                               )     ss.:
COUNTY OF MONTGOMERY           )

      On this 13th day of January, 1992, before me personally came Herbert G. Blecker, to me known who, being by me duly sworn, aid depose and say that he resides at________________________; that he is the _____________ President of
ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                     /s/ Valerie J. Evans
                                     --------------------------
                                     Notary Public

                           ADDITIONAL SPACE AGREEMENT

      AGREEMENT made as of the 1st day of January, 1994, between ONE CENTRAL PLAZA JOINT VENTURE, having an office at 60 East 42nd Street, Suite 1638, New York, New York 10165 (hereinafter referred to as "Landlord") and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Suite 601, Rockville, Maryland 20852 (hereinafter referred to as "Tenant").

                                  WITNESSETH:

      WHEREAS, MACH I RESEARCH ASSOCIATES ("MACH I"), Landlord's predecessor-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant hired from Mach I, a portion of the Sixth (6th) floor as shown outlined in red on the plan annexed to said lease in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982; which lease was modified by Addendum No. 1 to Lease dated as of October 25, 1976, between Mach I and Tenant; by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), Landlord's subsequent predecessor-in-interest, and Tenant; by letter agreement dated as of August 31, 1979 between FFF and Tenant; by those certain letters of Tenant dated January 23, 1981 and April 30, 1986, wherein and whereby Tenant exercised its right to extend the term of the lease; by Extension and Additional Space Agreement dated as of January 8, 1990, between Landlord and Tenant, as amended by that certain letter agreement dated January 30, 1990; by Additional Space Agreement dated as of January 20, 1992 (the "601 Additional Space Agreement"), between Landlord and Tenant; and by Additional Space Agreement dated as of February 28, 1992 (the "609 Additional Space Agreement")' which lease is now scheduled to end on March 31, 1998 (or until such term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same may have been otherwise heretofore modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. Elective as of January 1, 1994 (the "Storage Space Term Commencement Date") and for the remainder of the term of the Lease, inclusive, there shall be added to, and included in, the premises heretofore demised by the Lease (the "Original Space"), the following additional space, to wit:

      the portion of the mezzanine floor, known as Storage Area #11 as shown outlined in red on the plan annexed hereto, made a part hereof and marked Exhibit "F" (the "Storage Space"),

in the building known as One Central Plaza, No. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such addition and inclusion of said Storage Space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord said Storage Space for a period to commence on the Storage Space Term Commencement Date and to end on the 31st day of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said Storage Space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the Storage Space Term Commencement Date, shall be and be deemed to be those portions of the Sixth (6th) Floor in the Building known as Suites 601, 602, 602A, 604, 605 and 609 and said Storage Area #11 (the "Demised Premises").

      2.    A.    Effective as of the Storage Space Term Commencement Date to
and including, March 31, 1998. inclusive, the annual rental rate payable by Tenant for the Storage Space only will be the sum of ONE THOUSAND NINE HUNDRED TWENTY AND 00/100 DOLLARS ($1,920.00) per annum (the "Storage Space Fixed Rent") subject to adjustment or adjustments by reason of the operation of Paragraph 4 hereof.

            B. Effective as of the Storage Space Term Commencement Date and for the remainder of the term of the Lease, the Storage Space Fixed Rent, as well as the annual rental rate and/or additional rental reserved in the Lease, as modified by this Agreement, shall be paid by Tenant to Landlord at the time and in the manner specified in the Lease, as modified by this Agreement.

      3. Tenant hereby covenants and agrees that said Storage Space shall be used solely for purposes of storage of personal property of Tenant utilized in connection with its business activities in the Demised Premises, and for no other purpose.

      4. Effective as of the Storage Space Term Commencement Date to and including March 31, 1998, inclusive:

            A. The provisions of Article 3 of the Lease shall not apply with respect only to the Storage Space, but shall continue to apply to the balance of the Demised Premises.

            B. The provisions of Article 4 of the Lease shall not apply with respect only to the Storage Space, but shall continue to apply to the balance of the Demised Premises as heretofore provided in the Lease.

            C. Beginning January 1, 1995, and each January 1 of each year thereafter during the term of the Lease, the Storage Space Fixed Rent shall be increased by three (3%) per cent per annum more than the Storage Space Fixed Rent payable in the immediately preceding January 1 to December 31 period, as previously adjusted in accordance with this sentence. Such annual increase shall then be added to and become part of the Storage Space Fixed Rent for said year.

      5.    A.    Tenant has examined and inspected said Storage Space and
agrees to accept the same in the condition in which it exists on the date of this Agreement, subject to the changes, improvements and alterations required to be provided by Landlord hereunder. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with the Demised Premises or said Storage Space or any part thereof, except as hereinafter specifically set forth.

            B.    Landlord agrees, at its expense, to furnish and install one
(1) demising wall and tow (2) doors in and to the Storage Space ("Landlord's Work"), as shown on the plan initialled by the parties.

            All of such Landlord's Work shall be of a material, design, capacity, finish and color, as applicable, of the standard adopted by Landlord for the Building, unless indicated otherwise, and shall be performed by a contractor selected by Landlord.

            C. Landlord's Work shall be done during ordinary business hours of business days without requirement that Landlord incur any overtime labor costs.

            D. Landlord's Work shall be deemed "substantially completed" when an Landlord's Work has been performed, other than minor decoration and minor punch list type adjustments which do not materially interfere with the Tenant's use and occupancy of the Storage Space.

            E. Except for punch list items delivered to Landlord, Tenant's acceptance of Landlord's Work in, and/or Tenant's occupancy of, the Storage Space shall relieve Landlord of obligations to compete Landlord's Work hereunder in accordance with this Agreement, except for latent defects.

            F. Tenant shad be entitled to inspect all work as it deems appropriate provided that Tenant does not interfere with Landlord's Work. All Landlord's Work shall be performed in a good and workmanlike manner, utilizing materials and fixtures specified in this Agreement, and in accordance with all building and other applicable codes and ordinances.

      6.    A.    Anything in this Agreement to the contrary notwithstanding, in the event that Landlord has not substantially completed Landlord's Work pursuant to the immediately preceding Article hereof by January 1, 1994, Tenant shall not (except with Landlord's written consent) be entitled to possession of the Storage Space and the Storage Space Term Commencement Date shall not be deemed to have occurred until said Storage Space is ready for Tenant's occupancy (as described in Article 5D above) and Tenant shall not have any claim against Landlord, and Landlord shad have no liability to Tenant, by reason of any such postponement of Tenant's possession of the Storage Space, nor shall the same affect the validity of the Lease, as hereby modified, or the obligation of Tenant hereunder, nor shall the same be construed in any wise to extend the term of the Lease, as hereby modified. Tenant agrees to accept occupancy of the Storage Space as soon as the work required to be performed by Landlord pursuant to the immediately preceding Article hereof is substantially completed. The Storage Space shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Storage Space or any part thereof, or if the delay in the availability of the Storage Space for occupancy shall be due to special work, changes, alterations, or additions required or made by Tenant in the layout or finish of the Storage Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans and/or specifications, including, but not limited to, supplying information, approving plans, specifications, or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the Tenant.

            B. Notwithstanding anything else to the contrary contained in the Lease, as modified by this Agreement, if Tenant takes possession of the Storage Space or any part thereof and uses all or any portion of the Storage Space in any way to conduct its business or any aspect thereof prior to the date when the Storage Space shall otherwise be ready for Tenant's occupancy within the meaning of this or the immediately preceding Article, the Storage Space Term Commencement Date shall be deemed to be as of such earlier date.

      7.    (Intentionally Omitted)

      8. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this Agreement.

      9. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the Demised Premises or the Storage Space (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on such personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises or any part thereof or the Storage Space or any part thereof.

      10. Tenant represents and warrants to Landlord that is has not dealt with any real estate agent or broker in connection with this Agreement and/or the Storage Space and/or the Building, other than Carey Winston Company, and that this Agreement was not brought about or procured through the use or instrumentality of any other agent or broker and that all negotiations with respect to the terms of this Agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or other broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys' fees).

      11. Except as modified and extended by this Agreement, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

      12. This Agreement contains the entire understanding between the parties with respect to the matters contain herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Agreement, except as are contained herein.

      13. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

      14. The submission of this Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this Agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.

                                     ONE CENTRAL PLAZA JOINT VENTURE

                                     By:   French Rockville Limited
                                           Partnership, General Partner

                                     By:   /s/ Edwin A. Malloy
                                           ----------------------------------
                                           Edwin A. Malloy, General Partner

                                     ICARUS CORPORATION

                                     By:   /s/ Herbert G. Blecker 6 Apr 94
                                           ----------------------------------
                                           Herbert G. Blecker, President

                              JOY ELAINE ANDERSON

STATE OF NEW YORK       )      Notary Public, State of New York
                        ) SS.: No. 31-4839283
COUNTY OF NEW YORK      )      Qualified in New York County
                               Term Expires 9/22/95

      On this 13 day of April, 1994, before me personally came Edwin A. Malloy, to me known, who being by me duly sworn did depose and say that he is a general partner of the partnership of French Rockville Limited Partnership, which is the general partner of the partnership of ONE CENTRAL PLAZA JOINT VENTURE, the firm described in and which executed the foregoing instrument and acknowledged to me that he executed the foregoing instrument for an in behalf of said partnerships.

                               /s/ Joy Elaine Anderson
                               ---------------------------
                               Notary Public

STATE OF MARYLAND       )
                        ) SS.:
COUNTY OF MONTGOMERY    )

      On this 6th day of April 1994, before me personally came Herbert G. Blecker, to me known who, being by me duly sworn, did depose and say that he resides at Maryland, USA; that he is the President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                               /s/ Valerie J. Evans
                               ----------------------------
                               Notary Public

                                Valerie J. Evans
                            Notary Public - Maryland
                                Montgomery County
                          My Commission Expires 8/1/96

                           ADDITIONAL SPACE AGREEMENT

      AGREEMENT made as of the 1st day of May, l995, between ONE CENTRAL PLAZA LIMITED PARTNERSHIP, having an office at c/o Fred F. French Investing LLC, Metro Center - One Station Place, Stamford, CT 06902-3546 (hereinafter referred to as "Landlord") and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Suite 604, Rockville, Maryland 20852 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

      WHEREAS, MACH I RESEARCH ASSOCIATES ("MACH I"), Landlord's predecessor-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant leased from Mach I, a portion of the Sixth (6th) floor, as shown on the plan annexed to said lease as Exhibit "A", in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982; which lease was modified: (i) by Addendum No. 1 to Lease dated as of October 25, 1976, between Mach I and Tenant; (ii) by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), another of Landlord's predecessor-in-interest, and Tenant; (iii) by letter agreement dated as of August 31, 1979 between FFF and Tenant; (iv) by those certain letters of Tenant dated January 23, 1981 and April 30, 1986, wherein and whereby Tenant exercised its rights to extend the term of the lease; (v) by Extension and Additional Space Agreement dated as of January 8, 1990, between One Central Plaza Joint Venture ("OCPJV"), another of Landlord's predecessors-in-interest, and Tenant, as amended by that certain letter agreement dated January 30, 1990 between OCPJV and Tenant; (vi) by Additional Space Agreement dated as of January 20, 1992 (the "601 Additional Space Agreement"), between OCPJV and Tenant; (vii) by Additional Space Agreement dated as of February 28, 1992 (the "609 Additional Space Agreement")' between OCPJV and Tenant; and (viii) by Additional Space Agreement dated sa of January 1, 1994 (the "Storage Area #11 Additional Space Agreement") between OCPJV and Tenant; which lease is now scheduled to end on March 31, 1998 (or on such date as the term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same may have been otherwise heretofore may have been modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. Effective as of June 1, l995 (the "Suite 611 Storage Space Term Commencement Date") and for the remainder of the term of the Lease, inclusive, there shall be added to, and included in, the premises heretofore demised by the Lease (the "Original Space"), the following additional space, to wit:

            the portion of the sixth (6th) floor, known as Suite 611, as shown outlined in red on the plan annexed hereto and made a part hereof and marked Exhibit "G" (the "Suite 611 Storage Space"),

in the building known as One Central Plaza, No. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such addition and inclusion of said Suite 611 Storage Space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord said Suite 611 Storage Space for a period to commence on the Suite 611 Storage Space Term Commencement Date and to end on the 31st day of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said Suite 611 Storage Space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the Suite 611 Storage Space Term Commencement Date, shall be and be deemed to be those portions of the Sixth (6th) Floor in the Building known as Suites 601, 602, 602A, 604, 605, 609 and 611, and Storage Area #11 (the "Demised Premises).

      2.    A.    Effective as of the Suite 611 Storage Space Term Commencement
Date to and including March 31, 1998, inclusive, the annual rental rate payable by Tenant for the Suite 611 Storage Space only will be the sum of TWO THOUSAND FOUR HUNDRED THIRTY-NINE AND 72/100 DOLLARS ($2,439.72) per annum, payable in equal monthly installments of TWO HUNDRED THREE AND 31/100 DOLLARS ($203.31) per month, (the "Suite 611 Storage Space Fixed Rent") subject to adjustments by reason of the operation of the provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof and Paragraph 4 hereof.

            B. Effective as of the Suite 611 Storage Space Term Commencement Date and for the remainder of the term of the Lease, the Suite 611 Storage Space Fixed Rent, as well as the annual rental rate and/or additional rental reserved in the Lease, as modified by this Agreement, shall be paid by Tenant to Landlord at the time and in the manner specified in the Lease, as modified by this Agreement.

      3. Tenant hereby covenants and agrees that said Suite 611 Storage Space shall be used solely for purposes of storage of personal property of Tenant utilized in connection with its business activities in the Demised Premises, and for no other purpose, and otherwise in accordance with the terms of the Lease, as modified by this agreement.

      4. Effective as of the Suite 611 Storage Space Term Commencement Date to and including March 31, 1998, inclusive:

            A. The provisions of Article 3 of the Lease, as modified by this agreement, shall apply with respect to the Suite 611 Storage Space (and shall continue to apply with respect to the Original Space as provided in the Lease), and, for purposes of the application of said Article 3 to said Suite 611 Storage Space, (i) the term "Minimum Annual Rental" therein contained shall be deemed to be and to mean "Suite 611 Storage Space Fixed Rent"; and (ii) the words "date of commencement" deemed to be and shall mean "Suite 611 Storage Space Term Commencement Date". It is agreed that no adjustment under said
Article 3 of the Lease, as modified by this agreement, shall be made or become effective with respect to the Suite 611 Storage Space Fixed Rent until May 1, 1996.

            B. Each and every one of the provisions of Article 4 of the Lease, as modified by this Agreement, shall apply with respect to the Suite 611 Storage Space separate and apart from their application with respect to the Original Space (to which they shall continue to apply).

      For purposes of applying the provisions of Article 4 with respect only to the Suite 611 Storage Space, the following shall apply:

            (i) the figure "2.9%", which appears in Article 4(a) of the Lease, which heretofore has been changed (and/or has been sometimes referred to as having been changed) to "3.1 %", "3.7%", "3.71 %", "3.88%", and "3.87%" for purposes of application thereof to all portions of the Original Space except the 601 Additional Space (as defined in Paragraph 1 of the 601 Additional Space Agreement) and the 609 Additional Space (as defined in Paragraph 1 of the 609 Additional Space Agreement) (and which, for the purposes of application thereof to the said 601 Additional Space and the said 609 Additional Space only, heretofore has been changed to ".51%" and ".38%", respectively) shall be deemed, only for purposes of the application thereof to the Suite 61 Storage Space, to be changed to ".087%" in its place and stead in each such instance (but shall continue to be "3.87%" with respect to all portions the Original Space (except Storage Area #11, the 601 Additional Space and the 609 Additional Space) and ".51%" with respect to the 601 Additional Space and ".38%" with respect to the 609 Additional Space, without regard to this Agreement).

            (ii) the term "Base Year", which appears in Article 4 and is defined in Article 4(b) of the Lease, shall be deemed, only for purposes of the application thereof to the Suite 611 Storage Space (and shall continue, with respect to the 601 Additional Space and the 609 Additional Space), to be the fiscal year commencing July 1, 1991 and ending on June 30, 1992, both dates inclusive (but shall continue, with respect to all portions of the Original Space except the 601 Additional Space, the 609 Additional Space and Storage Area #11 to be the "Base Year" as defined in Article 4(b) of the Lease, without regard to this Agreement).

      5. Tenant has examined and inspected said Suite 611 Storage Space and agrees to accept the same in the "as is" condition in which it exists on the date of this Agreement. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with the Demised Premises or said Suite 611 Storage Space or any part thereof.

      6. [Intentionally Omitted]

      7. Tenant represents and warrants to Landlord that Tenant has emerged from Chapter 11 bankruptcy proceedings pursuant to an approved and completed plan of reorganization and that, as of the date hereof, there are no actions, voluntary or otherwise, pending or threatened by or against Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States or any state thereof, or any other jurisdiction.

      8. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this Agreement.

      9. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the Demised Premises or the Suite 611 Storage Space (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on such personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises or any part thereof or the Suite 611 Storage Space or any part thereof.

      10. Tenant represents and warrants to Landlord that is has not dealt with any real estate agent or broker in connection with this Agreement and/or the Suite 611 Storage Space and/or the Building, other than Carey Winston Company, and that this Agreement was not brought about or procured through the use or instrumentality of any other agent or broker and that all negotiations with respect to the terms of this Agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or other broker or brokers with respect to the Suite 611 Storage Space, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, reasonable attorneys' fees).

      11. Except as modified and extended by this Agreement, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved.

      12. This Agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Agreement, except as are contained herein.

      13. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

      14. The submission of this Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this Agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.

                               ONE CENTRAL PLAZA LIMITED PARTNERSHIP

                               By:   /s/Edwin A. Malloy
                                     ------------------------------------
                                     Edwin A. Malloy, General Partner

                               ICARUS CORPORATION

                               By:   /s/Herbert G. Blecker
                                     ------------------------------------
                                     Herbert G. Blecker, President

STATE OF CONNECTICUT    )
                        )      SS.:
COUNTY OF FAIRFIELD     )

      On this 13th day of November 1995, before me personally came EDWIN A. MALLOY, to me known, who being by me duly sworn, did depose and say that he is the general partner of ONE CENTRAL PLAZA LIMITED PARTNERSHIP, the firm described in and which executed the foregoing instrument, and he acknowledged to me that he executed the foregoing instrument for and on behalf of said partnership.

                                           /s/Susan Riley
                                           ---------------------------------
                                                    SUSAN RILEY
                                               COMMISSIONER OF DEEDS
                                               STATE OF CONNECTICUT

                                               My Commission Expires:  10/19/99

STATE OF MARYLAND       )
                        )      SS.:
COUNTY OF MONTGOMERY    )

On this 16th day of October 1995, before me personally came Herbert G. Blecker, to me know who, being by me duly sworn, did depose and say that he resides at Maryland, U.S.A.; that he is the President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal thereof was affixed to said instrument by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           /s/Valerie J. Evans
                                           ---------------------------------
                                                 Notary Public
                                                        Valerie J. Evans
                                                 Notary Public - Maryland
                                                         Montgomery County
                                                 My Commission Expires:  8/1/96

                                   Exhibit "G"

                             Floor Plan of Suite 611

                      ONE CENTRAL PLAZA LIMITED PARTNERSHIP
                        C/O FRED F. FRENCH INVESTING LLC
                        METRO CENTER - ONE STATION PLACE
                             STAMFORD, CT 06902-3546

                                                   Dated As Of September 1, 1995

Icarus Corporation
One Central Plaza - Suite 601
11300 Rockville Pike
Rockville, Maryland  20852

            Re: Lease Agreement by and between MACH I RESEARCH ASSOCIATES ("MACH I"), one of Landlord's predecessors-in-interest, and ICARUS CORPORATION ("Tenant") dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant a portion of the sixth (6th) floor in the building known as No. 11300 Rockville Pike, Rockville, Maryland (the "Building"), for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982; which lease was modified: (i) by Addendum No. 1 to Lease dated as of October 25, 1976, between Mach I and Tenant; (ii) by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), another of Landlord's predecessors-in-interest, and Tenant; (iii) by letter agreement dated as of August 31, 1979 between FFF and Tenant; (iv) by those certain letters of Tenant dated January 23, 1981 and April 30, 1986, wherein and whereby Tenant exercised its rights to extent the term of the lease; (v) by Extension and Additional Space Agreement dated as of January 8, 1990, between One Central Plaza Joint Venture ("OCPJV"), another of Landlord's predecessors-in-interest, and Tenant, as amended by that certain letter agreement dated January 30, 1990 between OCPJV and Tenant; (vi) by Additional Space Agreement dated as of January 20, 1992 (the "601 Additional Space Agreement"), between OCPJV and Tenant; (vii) by Additional Space Agreement dated as of February 28, 1992 (the "609 Additional Space Agreement") between OCPJV and Tenant;
                  (viii) by Additional Space Agreement dated as of January 1, 1994 (the "Storage Area #11 Additional Space Agreement") between OCPJV and Tenant; and (ix) by Additional Space Agreement dated as of May 1, 1995 (the "611 Additional Space Agreement") between One Central Plaza Limited Partnership ("Landlord") and Tenant which lease is now scheduled to end on March 31, 1998 (or on such date as the term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same otherwise heretofore may have been modified, is hereinafter referred to as the "Lease"


Gentlemen:

      Reference hereby is made to the above-described Lease, and particularly to the aforescribed "Storage Area #11 Additional Space Agreement" dated as of January 1, 1994 (the "Agreement").

      This letter will confirm our mutual understanding and agreement that, effective as of NOVEMBER 1, 1995, Storage Area #10 on the mezzanine floor of the Building ("Storage Area #10") which is adjacent to the "Storage Space" described in the Agreement (i.e. Storage Area #11) hereby is added to and made a part of the demised premises on the same terms and conditions as are contained in the Agreement, except as hereby expressly modified.

Icarus Corporation
Dated As Of September 1, 1995                                         Page 2


      Landlord and Tenant hereby agree to the following with respect to said Storage Space #10:

            1. Effective as of NOVEMBER 1, 1995, Storage Area #10 in the Building, as depicted outlined in red on Exhibit "1" annexed hereto, is hereby leased to Tenant by Landlord and hired from Landlord by Tenant, for the balance of the term of aforesaid Lease (i.e., until and including March 31, 1998).

            2. Storage Space #10 shall be used by Tenant for purposes only of storage of personal property utilized by Tenant in connection with the operation of Tenant's business at the Premises, and otherwise in accordance with the aforesaid Lease, except as hereby modified.

            3. If Tenant has taken occupancy of Storage Space #10 prior to the execution and delivery of this Agreement, Tenant hereby ratifies and confirms that the terms of this agreement and of the Lease, except as modified by this agreement, are applicable to Tenant's occupancy prior to execution of this agreement.

            4. The rent payable by Tenant to Landlord for Storage Space #10 only shall be the annual sum of FOUR HUNDRED NINETY-FOUR AND 40/100 DOLLARS ($494.40) (the "Storage Space #10 Rent"), which shall be payable in equal monthly installments of FORTY-ONE AND 20/100 DOLLARS ($41.20) per month, payable in advance on the first day of each month during the term of this agreement, and payable otherwise in accordance with, and subject to, the terms of the Lease, except as hereby modified. Beginning January 1, 1996, and each January 1 of each year thereafter during the term of the Lease, Storage Space #10 Rent shall be increased by three (3%) per cent per annum more than Storage Space #10 Rent payable in the immediately preceding calendar year, as previously adjusted in accordance with this sentence. Such annual increase shall then be added to and become part of Storage Space #10 Rent for said year.

            5. Tenant acknowledges that it is fully familiar with the existing condition of said Storage Space #10 and agrees to accept same "as is" and in its condition and state of repair existing on the date hereof; and Tenant acknowledges and agrees that Landlord will not be required to perform any work whatsoever to prepare same for Tenant's use and occupancy.

            6. Tenant represents and warrants that it has dealt with no broker in connection with this agreement and Storage Space #10, other than Carey Winston Company; and Tenant agrees to indemnify and hold Landlord harmless against and from

Icarus Corporation
Dated As Of September 1, 1995                                         Page 3



any loss, damage, cost, expense, obligation or claim incurred by or asserted against Landlord by reason of said representation and warranty being false or misleading.

            7. It is agreed that (i) Landlord will not be required to furnish any services with respect to Storage Space #10 only; and (ii) that the following provisions of the Lease shall not be applicable only with respect to said Storage Space #10: Articles 3 and 4.

            8. Tenant acknowledges that no security has been deposited by it with Landlord in connection with this agreement or Storage Space #10.

            Tenant hereby ratifies and confirms the Lease, as hereby modified, and represents to Landlord that neither Tenant nor Landlord is in default under the Lease and that Tenant has no claims against Landlord and no defenses or offsets to Tenant's obligations under the Lease.

            Please confirm Tenant's understanding of and mutual agreement with the foregoing by executing the enclosed four (4) copies of this letter agreement beneath the words "Accepted and Agreed"; and then return all four (4) copies to us. This letter agreement shall not be binding upon Landlord unless and until Landlord shall have executed same and delivered a fully executed counterpart to Tenant. Upon such mutual execution and delivery, this letter agreement shall be considered and deemed to be, and shall constitute, a binding agreement between us.

                                     Very truly yours,

                                     ONE CENTRAL PLAZA LIMITED PARTNERSHIP

                                     By:   /s/Edwin A. Malloy
                                           ----------------------------------
                                           Edwin A. Malloy, General Partner



Accepted And Agreed:

ICARUS CORPORATION

By:   /s/Herbert G. Blecker
      -------------------------------
      Herbert G. Blecker, President

                                   EXHIBIT 1

                         Floor Plan of Storage Area #10

                     ADDITIONAL SPACE AGREEMENT (SUITE 600)

      AGREEMENT made as of the 13th day of November, 1996, ONE CENTRAL PLAZA LIMITED PARTNERSHIP, having an office at c/o Fred F. French Investing LLC, Metro Center - One Station Place, Stamford, CT 06902-3546 (hereinafter referred to as "Landlord") and ICARUS CORPORATION, a Maryland corporation having its office at No. 11300 Rockville Pike, Suite 604, Rockville, Maryland 20852 (herein referred to as "Tenant").

                               W I T N E S E T H:

      WHEREAS, MACH I RESEARCH ASSOCIATES ("MACH I"), one of Landlord's predecessors-in-interest, and Tenant heretofore entered into a certain written lease dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant, and Tenant hired from Mach I, a portion of the sixth (6th) floor, as shown on the plan annexed to said lease as Exhibit "A", in the building known as No. 11300 Rockville Pike, Rockville, Maryland, for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March, 1982; which lease was modified: (i) by Addendum No. 1 to Lease dated as of October 25, 1976, between Mach I and Tenant; (ii) by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), another of Landlord's predecessors-in-interest, and Tenant; (iii) by letter agreement dated as of August 31, 1979 between FFF and Tenant; (iv) by those certain letters of Tenant dated January 23, 1981 and April 30, 1986, wherein and whereby Tenant exercised its rights to extend the term of the lease; (v) by Extension and Additional Space Agreement dated as of January 8, 1990, between One Central Plaza Joint Venture ("OCPJV"), another of Landlord's predecessors-in-interest, and Tenant, as amended by that certain letter agreement dated January 30, 1990 between OCPJV and Tenant; (vi) by Additional Space Agreement dated as of January 20, 1992 (the "601 Additional Space Agreement"), between OCPJV and Tenant, as amended by that certain letter agreement dated February 18, 1992 between OCPJV and Tenant; (vii) by Additional Space Agreement dated as of February 28, 1992 (the "609 Additional Space Agreement") between OCPJV and Tenant; (viii) by Additional Space Agreement dated as of January 1, 1994 (the "Storage Area # 11 Additional Space Agreement") between OCPJV and Tenant; (ix) by Additional Space Agreement dated as of May 1, 1995 (the Suite 611 Additional Space Agreement") between Landlord and Tenant; and (x) by letter agreement dated as of September 1, 1995 (the "Storage Area # 10 Additional Space Agreement") between Landlord and Tenant; which lease is now scheduled to end on March 31, 1998 (or on such date as the term shall sooner cease and expire as provided in said lease), at the rental and additional rental and upon the covenants, conditions, provisions and agreements contained in such lease, which lease as so modified and as the same otherwise heretofore may have been modified, is hereinafter referred to as the "Lease"; and

      WHEREAS, Landlord and Tenant desire to modify the Lease only in respects hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. Effective as of December 1, 1996 (the "Suite 600 Term Commencement Date") and for the remainder of the term of the Lease, inclusive, there shall be added to, and included in, the premises heretofore demised by the Lease (the "Original Space"), the following additional space, to wit:

      the portion of the sixth (6th) floor, known as Suite 600, as shown outlined in red on the plan annexed hereto and made a part hereof and marked Exhibit "H" (the "Suite 600 Additional Space"),

in the building known as One Central Plaza, No. 11300 Rockville Pike, Rockville, Maryland (the "Building"). In order to accomplish such addition and inclusion of said Suite 600 Additional Space to and in the premises demised by the Lease, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord said Suite 600 Additional Space for a period to commence on the Suite 600 Term Commencement Date and to end on the 31st day of March, 1998, or on such earlier date upon which said term may expire pursuant to any of the conditions, covenants, provisions, terms and agreements of the Lease, as modified by this agreement. It is the intention and agreement of the parties hereto that, by reason of such addition and inclusion of said Suite 600 Additional Space to and in the premises demised by the Lease, the demised premises covered by the Lease, as modified by this agreement, from and after the Suite 600 Term Commencement Date, shall be and be deemed to be those portions of the Sixth (6th) Floor in the Building known as Suites 600, 601, 602, 602A, 604, 605, 609 and 611 and Storage Areas #10 and #11 (the "Demised Premises").

      2.    A.    Effective as of the Suite 600 Term Commencement Date to and
including March 31, 1998, inclusive, the annual rental rate payable by Tenant for the Suite 600 Additional Space only will be the sum of EIGHTY SIX THOUSAND ONE HUNDRED TWELVE AND 50/100 DOLLARS ($86,112.50) per annum, payable in equal monthly installments of SEVEN THOUSAND ONE HUNDRED SEVENTY-SIX AND 04/100 DOLLARS ($7,176.04) per month (the "Suite 600 Additional Space Fixed Rent") subject to adjustments by reason of the operation of the provisions of the Lease, as modified by this agreement, including, but not limited to, Articles 3 and 4 thereof and Paragraph 4 hereof.

            B. Effective as of the Suite 600 Term Commencement Date and for the remainder of the term of the Lease, the Suite 600 Additional Space Fixed Rent, as well as the annual rental rate and/or additional rental reserved in the Lease, as modified by this Agreement, shall be paid by Tenant to Landlord at the time and in the manner specified in the Lease, as modified by this Agreement.

      3. Tenant hereby covenants and agrees that said Suite 600 Additional Space shall be used solely for purposes specified in Article 5 of the Lease, and for no other purpose, and otherwise in accordance with the terms of the Lease, as modified by this agreement.

      4. Effective as of the Suite 600 Term Commencement Date to and including March 31, 1998, inclusive:

            A. The provisions of Article 3 of the Lease, as modified by this agreement, shall apply with respect to the Suite 600 Additional Space (and shall continue to apply with respect to the Original Space as provided in the Lease), and, for purposes of the application of said Article 3 only to said Suite 600 Additional Space, (i) the term "Minimum Annual Rental" therein contained shall be deemed to be and shall mean the "Suite 600 Additional Space Fixed Rent"; and (ii) the words "date of commencement" shall be deemed to be and shall mean the "Suite 600 Term Commencement Date". It is agreed that no adjustment under said Article 3 of the Lease, as modified by this agreement, shall be made or become effective with respect to the Suite 600 Additional Space Fixed Rent until December 1, 1997.

            B. Each and every one of the provisions of Article 4 of the Lease, as modified by this Agreement, shall apply with respect to the Suite 600 Additional Space separate and apart from their application with respect to the Original Space (to which they shall continue to apply as provided in the Lease).

                  For purposes of applying the provisions of Article 4 with respect only to the Suite 600 Additional Space, the following shall apply:

      (i) the figure "2.9%", which appears in Article 4(a) of the Lease, which heretofore has been changed (and/or has been sometimes referred to as having been changed) to "3.1%", "3.7%", "3.71%", "3.88%", and "3.87%" for
purposes of application thereof to those portions of the Original Space consisting of Suites 602, 602A, 604 and 605 (and which, for purposes of the application thereof to the 601 Additional Space (as defined in Paragraph 1 of the 601 Additional Space Agreement), the 609 Additional Space (as defined in Paragraph 1 of the 609 Additional Space Agreement) and the Suite 611 Storage Space (as defined in paragraph 1 of the Suite 611 Additional Space Agreement) only, heretofore has been changed to ".51%", ".38%" and ".087%", respectively) shall be deemed, only for purposes of the application thereof to the Suite 600 Additional Space, to be changed to "1.58%" in its place and stead in each such instance (but shall continue to be "3.87%" with respect to Suites 602, 602A, 604 and 605 and ".51%" with respect to the 601 Additional Space and ".38%" with respect to the 609 Additional Space and ".087%" with respect to the Suite 611 Storage Space, without regard to this Agreement).

      (ii)  the term "Base Year", which appears in Article 4 and is defined in
Article 4(b) of the Lease, shall be deemed, only for purposes of the application thereof to the Suite 600 Additional Space, to be the fiscal year commencing July 1, 1996 and ending on June 30, 1997, both dates inclusive (but shall continue, with respect to all portions of the Original Space to which said Article applies, to be the "Base Year" as defined in Article 4(b) of the Lease, as heretofore modified but without regard to this Agreement).

      5.    A.    Tenant has examined and inspected said Suite 600 Additional
Space and agrees to accept the same in the condition in which it exists on the date of this Agreement, subject to the changes, improvements and alterations required to be provided by Landlord hereunder. Tenant understands and agrees that no materials whatsoever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with the Demised Premises or said Suite 600 Additional Space or any part thereof, except as hereinafter specifically set forth.

            B. Landlord agrees, at its expense, to make and complete the changes, improvements and alterations to the Suite 600 Additional Space (the "Landlord's Work") which are set forth on the construction documents dated September 27, 1996, prepared by Arium Architects, (the "Construction Documents") which have been initialled by Landlord and Tenant.

            C. All of such Landlord's Work shall be of a material, design, capacity, finish and color as applicable, of the standard adopted by Landlord for the Building, unless indicated otherwise, and shall be performed by a contractor selected by Landlord. Landlord shall cause the Demised Premises to be reasonably secured from and against theft, unauthorized entry and other similar, foreseeable perils during the performance of Landlord's Work (particularly upon the opening, demolition or removal of any existing demising walls and/or the installation of any additional entry doors).

            D. Landlord's Work shall be done during ordinary business hours of business days without requirement that Landlord incur any overtime labor costs.

            E. Landlord's Work shall be deemed "substantially completed" when all Landlord's Work has been performed; other than minor decoration and minor punch list type adjustments which do not materially interfere with the Tenant's use and occupancy of the Suite 600 Additional Space, and the appropriate governmental authority has evidenced final sign-off on the Landlord's Work having been performed in accordance with the plans filed and/or permits issued therefor. The issuance of a Certificate of Use & Occupancy ("CUO") by said governmental authority will not be a prerequisite to substantial completion (unless Tenant is prohibited by law from using and occupying the Premises prior to the issuance thereof), but Landlord will cause application for such CUO to be made and same to be obtained. Tenant will assist Landlord and/or Landlord's contractor, as requested by Landlord and/or said contractor, in the process of applying for and obtaining said CUO.

            F. Except for punch list items delivered to Landlord, Tenant's acceptance of Landlord's Work in, and/or Tenant's occupancy of, the Suite 600 Additional Space shall relieve Landlord of obligations to compete Landlord's Work hereunder in accordance with this Agreement, except for latent defects.

            G. Tenant shall be entitled to inspect all work as it deems appropriate provided that Tenant does not interfere with Landlord's Work. All Landlord's Work shall be performed in a good and workmanlike manner, and in accordance with all building and other applicable codes and ordinances.

      6.    A.    Anything in this Agreement to the contrary notwithstanding, in the event that Landlord has not substantially completed Landlord's Work pursuant to the immediately preceding Article hereof by December 1, 1996, Tenant shall not (except with Landlord's written consent) be entitled to possession of the Suite 600 Additional Space and the Suite 600 Term Commencement Date shall not be deemed to have occurred until said Suite 600 Additional Space is ready for Tenant's occupancy (as described in Article 5E above) and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of Tenant's possession of the Suite 600 Additional Space, nor shall the same affect the validity of the Lease, as hereby modified, or the obligation of Tenant hereunder, nor shall the same be construed in any wise to extend the term of
the Lease, as hereby modified.   In such event, Tenant agrees to accept
occupancy of the Suite 600 Additional Space as soon as the work required to be performed by Landlord pursuant to the immediately preceding Article hereof is substantially completed. The 600 Additional Space shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Suite 600 Additional Space or any part thereof, or if the delay in the availability of the Suite Additional 600 Space for occupancy shall be due to special work, changes, alterations, or additions required or made by Tenant in the layout or finish of the Suite 600 Additional Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans and/or specifications, including, but not limited to, supplying information, approving plans, specifications, or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of the Tenant.

            B. Notwithstanding anything else to the contrary contained in the Lease, as modified by this Agreement, if Tenant takes possession of the Suite 600 Additional Space or any part thereof and uses all or any portion of the Suite 600 Additional Space in any way to conduct its business or any aspect thereof prior to the date when the Suite 600 Additional Space shall otherwise be ready for Tenant's occupancy within the meaning of this or the immediately preceding Article, the Suite 600 Term Commencement Date shall be deemed to be as of such earlier date

      7. Effective as of the date of this Agreement, and for the balance of the Term of the Lease, the following is hereby added to the Lease as Article 31 (former Article 31 thereof having been deleted therefrom by virtue of paragraph 5 of the August 24, 1979 Agreement between FFF and Tenant):

                      "ARTICLE 31 - ADDITIONAL ASSIGNMENT/
                             SUBLETTING PROVISIONS

Section 31.01 Supplementing the provisions of Article 20 hereof, any transfer, by operation of law or otherwise (including, without limitation, the merger or consolidation of Tenant into or with any other business entity), of Tenant's interest in this Lease or of any interest greater than forty-nine (49%) percent in Tenant or, where applicable, in any majority shareholder, partner or member of Tenant (whether stock, partnership interest or otherwise), in a single transaction or a related series of transactions, which results in majority ownership and operating control of either Tenant or any such majority shareholder, partner or member of Tenant being owned or held, directly or indirectly, by other than those persons or entities who/which have majority ownership and operating control of Tenant and/or of any such majority shareholders, partners or members of Tenant immediately prior to such transaction(s), shall be deemed an assignment of this Lease within the meaning of Article 20 hereof. Tenant will provide prior written notice to Landlord of any and all changes in ownership of Tenant or, where applicable, in any majority shareholder, partner or member of Tenant, and Tenant, upon request of landlord, will provide Landlord promptly with a statement certifying the persons or entities who or which, at the time of such request, are the shareholders, partners or members of said Tenant (and/or of any such majority shareholder, partner or member of Tenant) (and the percentage of ownership of each). Annexed hereto as Exhibit "I" is a list of the names, addresses and percentages of ownership of those persons or entities who or which, as of the date of this agreement, are the shareholders, partners or members of Tenant and/or of any such majority shareholder, partner or member of Tenant. In the event that, at any time hereafter, Tenant's stock (or any class thereof) shall become listed on a reputable, nationally recognized stock exchange, then, at any time after such stock is so listed, (a) any public sale or other transfer of such publicly traded stock (regardless of the number of shares and/or the percentage of ownership in the Tenant which it represents) shall not (i) be deemed to be an assignment of this Lease and (ii) require any consent or approval of Landlord (or any other party who, by reason of its relationship to or with Landlord, might otherwise have rights of consent or approval pursuant to the terms of this Lease); and (b) Tenant no longer shall be required to provide Landlord with the aforesaid statement(s) certifying the persons or entities owning interests in Tenant.

Section 31.02 No subletting or assignment, in whatever manner accomplished, shall be deemed in any way to relieve Tenant, or any other person or entity having liability under this Lease, of any of the obligations under this Lease, or to modify any of the terms and conditions of this Lease, except where expressly agreed to or consented to in writing by Landlord. No such subletting or assignment, or Landlord's consent to any of same, shall be deemed to permit any further or other or future subletting or assignment, all of which shall be subject to all of the terms of this Lease and Article 20.

Section 31.03 The liability of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this

Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease."

      8. Tenant represents and warrants to Landlord that Tenant has emerged from Chapter 11 bankruptcy proceedings pursuant to an approved and completed plan of reorganization and that, as of the date hereof, there are no actions, voluntary or otherwise, pending or threatened by or against Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States or any state thereof, or any other jurisdiction.

      9. Tenant hereby affirms that no security has been heretofore deposited by Tenant under the Lease and that no additional security is required to be deposited by reason of this Agreement.

      10. Tenant understands and agrees that Landlord will not carry insurance of any kind on any personal property in the Demised Premises or the Suite 600 Additional Space (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment). In the event that Tenant fails to maintain insurance on such personal property, then Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises or any part thereof or the Suite 600 Additional Space or any part thereof.

      11. Tenant represents and warrants to Landlord that is has not dealt with any real estate agent or broker in connection with this Agreement and/or the Suite 600 Additional Space and/or the Building, other than Carey Winston Company, and that this Agreement was not brought about or procured through the use or instrumentality of any other agent or broker and that all negotiations with respect to the terms of this Agreement were conducted between Landlord, Carey Winston Company and Tenant. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or other broker or brokers based on any dealing between Tenant and any other agent or agents and/or other broker or brokers with respect to the Suite 600 Additional Space, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, reasonable attorneys' fees).

      12. Except as modified and extended by this Agreement, the Lease and all the terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. Tenant hereby affirms that, on the date hereof, no breach or default by either party has occurred and that the Lease, and all of its terms, covenants, conditions, provisions and agreements, except as hereby expressly modified, are in full force and effect with no defenses or offsets thereto.

      13. This Agreement contains the entire understanding between the parties with respect to the matters contained herein. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Agreement, except as are contained herein.

      14. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

      15. The submission of this Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this Agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.

                                     ONE CENTRAL PLAZA LIMITED PARTNERSHIP

                                     By: /s/ Edwin A. Malloy
                                         ---------------------------------
                                             Edwin A. Malloy, General Partner

                                     ICARUS CORPORATION

                                     By: /s/ Herbert G. Blecker    8 Nov. 96
                                         ---------------------------------
                                             Herbert G. Blecker, President

                                ACKNOWLEDGEMENTS


STATE OF CONNECTICUT           )
                               ) ss.: Stamford
COUNTY OF FAIRFIELD            )

      On this 13th day of November, 1996, before me personally came EDWIN A. MALLOY, to me known, who being by me duly sworn, did depose and say that he is the general partner of ONE CENTRAL PLAZA LIMITED PARTNERSHIP, the firm described in and which executed the foregoing instrument, and he acknowledged to me that he executed the foregoing instrument for and on behalf of said partnership.

                               /s/ Susan Riley
                               ----------------------
                                     SUSAN RILEY
                               COMMISSIONER OF DEEDS
                                STATE OF CONNECTICUT

                            My Commission Expires: October 19, 1999

STATE OF MARYLAND              )
                               ) ss.: Rockville
COUNTY OF MONTGOMERY           )

      On this 8th day of November 1996, before me personally came Herbert G. Blecker, to me known who, being by me duly sworn, did depose and say that he is the President of ICARUS CORPORATION, the corporation described in and which executed the foregoing instrument; and he acknowledged to me that he executed the foregoing instrument for and on behalf of said corporation, and that he signed his name thereto, by order of the Board of Directors of said corporation.

                               /s/ Valerie J. Evans
                               --------------------------
                                     Notary Public

                                     Valerie J. Evans
                               Notary Public - Maryland
                                    Montgomery County
                               My Commission Expires 8/1/00

                                   EXHIBIT "H"

                             Floor Plan of Suite 600

                                   EXHIBIT I

                         NAMES, ADDRESSES AND OWNERSHIP
                     PERCENTAGES OF SHAREHOLDERS OF TENANTS

Name of Shareholder     Address                                    % of Ownership
-------------------     -------                                    --------------
Herbert G. Blecker      11300 Rockville Pike, Rockville, MD 20852     N97
Eunice E. Blecker       11300 Rockville Pike, Rockville, MD 20852     N3

                     ONE CENTRAL PLACE LIMITED PARTNERSHIP
                        C/O FRED F. FRENCH INVESTING LLC
                        METRO CENTER - ONE STATION PLACE
                            STAMFORD, CT  06902-3546

                                                  DATED AS OF:  January 21, 1998

Icarus Corporation
One Central Plaza - Suite 602
11300 Rockville Pike
Rockville, Maryland  20852

      Re: Lease Agreement by and between MACH I RESEARCH ASSOCIATES ("MACH I"), one of Landlord's predecessors-in-interest, and ICARUS CORPORATION ("Tenant") dated as of October 15, 1976, wherein and whereby Mach I leased to Tenant a portion of the sixth (6th) floor in the building at 11300 Rockville Pike, Rockville, Maryland (the "Building"), for a term scheduled to commence on the 1st day of January, 1977, and to end on the 31st day of March 1982, which lease was modified: (i) by Addendum No. 1 to Lease dated as of October 25, 1976, between Mach I and Tenant; (ii) by Agreement dated as of August 24, 1979, between Fred F. French of Maryland, as agent ("FFF"), another of Landlord's predecessors-in-interest, and Tenant; (iii) by letter agreement dated as of August 31, 1979 between FFF and Tenant; (iv) by those certain letters of Tenant dated January 23, 1981 and April 30, 1986, wherein and whereby Tenant exercised its rights to extend the term of the lease; (v) by Extension and Additional Space Agreement dated as of January 8, 1990, between One Central Plaza Joint Venture ("OCPJV"), another of Landlord's predecessors-in-interest, and Tenant, as amended by that certain letter agreement dated January 30, 1990 between OCPJV and Tenant; (vi) by Additional Space Agreement, dated as of January 20, 1992 (the "601 Additional Space Agreement"), between OCPJV and Tenant, (vii) by Additional Space Agreement dated as of February 28, 1992 (the "609 Additional Space Agreement") between OCPJV and Tenant; (viii) by Additional Space Agreement dated as of January 1, 1994 (the "Storage Area #11 Additional Space Agreement") between OCPJV and Tenant; (ix) by Additional Space Agreement dated as of May 1, 1995 (the "611 Additional Space Agreement") between One Central Plaza Limited Partnership ("Landlord") and Tenant; (x) by letter agreement dated as of September 1, 1995 (the "Storage Area #10 Additional Space Agreement") between Landlord and Tenant; and
            (xi) by Additional Space Agreement dated as of November 13, 1996 (the Suite 600 Additional Space Agreement") between Landlord and Tenant; which lease is scheduled to end on March 31, 1998 (which lease as so modified and as same otherwise heretofore may have been modified is hereinafter referred to as the "Lease".

Icarus Corporation
Dated As Of January 21, 1998

Gentlemen:

      Reference hereby is made to the above-described Lease, the term of which presently is scheduled to expire on March 31, 1998. Capitalized terms used but not defined in this agreement, if any, shall have the same meanings as are ascribed to them in the Lease.

      Tenant has requested that Landlord agree to extend the term of the Lease for a period on one (1) month beyond the present expiration date thereof, in order to facilitate the orderly removal by Tenant from the Building, and the relocation by Tenant to new premises, upon the expiration of the term of the Lease.

      This letter will confirm our mutual understanding and agreement that, effective as of January 21, 1998, the term of the Lease, for all of the premisses demised thereby (the "Premises"), hereby is extended for a further period of one (1) month beyond the presently scheduled expiration date of the term (the "Extended Term"), commencing on April 1, 1998 and ending on April 30, 1998 (the "New Expiration Date").

      Tenant's occupancy of the Premises during the Extended Term shall be upon and subject to all of the same terms, covenants, conditions, provisions and agreements contained in the Lease, except that, from and after January 21, 1998, Tenant shall have no right or privilege whatsoever to assign the Tenant's interest in the Lease, or to sublet all or any portion of the Premises, or to make any alterations to the Premises, in each case without the prior written consent of the Landlord, which Landlord may grant or withhold in its sole discretion.

      Tenant hereby acknowledges and agrees that Landlord will perform no work in and will make no improvements to the Premises in connection with Tenant's use and occupancy thereof during the Extended Term; and Tenant accepts the Premises in their condition and state of repair existing on the date hereof. Tenant hereby represents and warrants to Landlord, and covenants with Landlord, that:

      (i) Tenant has dealt with no broker in connection with this agreement other than Carey Winston Company and Tenant agrees to indemnify and hold Landlord harmless against and from any loss, damage, cost. expense, obligation or claim incurred by or asserted against Landlord by reason of said representation and warranty being false or misleading;

      (ii) Tenant heretofore has not deposited any sums with Landlord as security for the Lease and no further security is being deposited in connection with this agreement;

Icarus Corporation
Dated As Of January 21, 1998


      (iii) neither Tenant nor Landlord is in default under the Lease in any respect and Tenant has no defenses to or offsets against the performance of Tenant's obligations under the Lease, which, as hereby modified, is ratified and confirmed by Tenant;

      (iv) Tenant acknowledges that time is of the essence with respect to Landlord's need to obtain possession of the Premises immediately after the New Expiration Date and, accordingly, Tenant agrees that if Tenant holds over in possession after the expiration or sooner termination of the Extended Term of the Lease, such holding over shall not be deemed to extend the Term or renew the Lease, but such holding over thereafter shall continue upon the terms, covenants, conditions, provisions and agreements set forth in the Lease, except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be two (2) times the sum of the fixed rent and the additional rent and other sums which had been due and payable during the last full calendar month of the end of the Extended Term, which total sum Tenant agrees to pay Landlord promptly upon demand, in full, without set-off or deduction. Notwithstanding the provisions of paragraph 26 of the Lease, neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to reenter and take possession of the Premises in the event of Tenant's holding over, nor shall same be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the Premises after the expiration or sooner termination of the Extended Term of the Lease; and

      (v) Notwithstanding the provisions of paragraph 14 of the Lease, Tenant agrees that, after the date hereof, Landlord, at all times, shall be entitled to enter the Premises to show the Premises or any part thereof to any parties contemplating subsequent leasing of all or a portion of the Premises or to any prospective purchaser or mortgagee of the Building.

Icarus Corporation
Dated As Of January 21, 1998

      Please confirm Tenant's understanding of and mutual agreement with the foregoing by executing the enclosed four (4) copies of this letter agreement beneath the words "Accepted and Agreed"; and then return all four (4) copies to us. This letter agreement shall not be binding upon Landlord unless and until Landlord shall have executed same and delivered a fully executed counterpart to Tenant. Upon such mutual execution and delivery, this letter agreement shall be considered and deemed to be, and shall constitute, a binding agreement between us.

                               Very truly yours,
                               ONE CENTRAL PLAZA LIMITED PARTNERSHIP

                               By:/s/
                                  ------------------------------------------
                                           Edwin A. Malloy, General Partner

Accepted And Agreed:
ICARUS CORPORATION

By:/s/Herbert G. Blecker
   -----------------------------
   Herbert G. Blecker, President